Exhibit 4.1




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                               INDENTURE OF TRUST


                                 by and between


                       NELNET EDUCATION LOAN FUNDING, INC.

                                       and


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                                   as Trustee









                          Dated as of __________, 2003







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                       NELNET EDUCATION LOAN FUNDING, INC.


     Reconciliation and tie between Trust Indenture Act of 1939 and Indenture of Trust dated as of __________, 2003.



          TRUST INDENTURE ACT SECTION            INDENTURE SECTION

        Section 310(a)(1)                                7.23
        310(a)(2)                                        7.23
        310(b)                                           7.23, 7.09
        Section 311(a)                                   7.08
        311(b)                                           7.08
        Section 312(b)                                   9.16
        312(c)                                           9.16
        Section 313(a)                                   4.16
        313(b)                                           4.16
        313(c)                                           4.16, 8.04
        Section 314(a)(1)                                4.17
        314(a)(2)                                        4.17
        314(a)(3)                                        4.17
        314(a)(4)                                        4.17
        314(c)                                           2.02, 5.09
        314(d)(1)                                        5.09
        Section 315(b)                                   8.04
        Section 317(a)(1)                                4.18
        317(a)(2)                                        7.24
        Section 318(a)                                   9.09
        318(c)                                           9.09

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NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Attention should also be directed to Section 318(c) of the 1939 Act, which provides that the provisions of Sections 310 to and including 317 of the 1939 Act are a part of and govern every qualified indenture, whether or not physically contained therein.


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                                TABLE OF CONTENTS



        (This Table of Contents is for convenience of reference only and is not intended to define, limit or describe the purpose or intent of any provisions of this Indenture of Trust.)

                                                                            PAGE


                                    Article I


DEFINITIONS AND USE OF PHRASES................................................3


                                   Article II

  NOTE DETAILS, FORM OF NOTES, REDEMPTION OF NOTES AND USE OF PROCEEDS OF NOTES

Section 2.01.     Note Details................................................14
Section 2.02.     Execution of Notes..........................................15
Section 2.03.     Registration, Transfer and Exchange of Notes; Persons
                  Treated as Registered Owners................................15
Section 2.04.     Lost, Stolen, Destroyed and Mutilated Notes.................16
Section 2.05.     Trustee's Authentication Certificate........................16
Section 2.06.     Cancellation and Destruction of Notes by the Trustee........16
Section 2.07.     Temporary Notes.............................................16
Section 2.08.     Issuance of Notes...........................................17

                                   Article III

     PARITY AND PRIORITY OF LIEN; OTHER OBLIGATIONS; AND DERIVATIVE PRODUCTS

Section 3.01.     Parity and Priority of Lien.................................18
Section 3.02.     Other Obligations...........................................18
Section 3.03.     Derivative Products; Counterparty Payments; Issuer
                  Derivative Payments.........................................19

                                   Article IV

            PROVISIONS APPLICABLE TO THE NOTES; DUTIES OF THE ISSUER

Section 4.01.     Payment of Principal, Interest and Premium..................19
Section 4.02.     Representations and Warranties of the Issuer................19
Section 4.03.     Covenants as to Additional Conveyances......................19
Section 4.04.     Further Covenants of the Issuer.............................20
Section 4.05.     Enforcement of Servicing Agreements.........................21
Section 4.06.     Procedures for Transfer of Funds............................22


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Section 4.07.     Additional Covenants with Respect to the Act................22
Section 4.08.     Financed Eligible Loans; Collections Thereof;
                  Assignment Thereof..........................................23
Section 4.09.     Appointment of Agents, Etc..................................23
Section 4.10.     Capacity to Sue.............................................24
Section 4.11.     Continued Existence; Successor to Issuer....................24
Section 4.12.     Amendment of Student Loan Purchase Agreements...............24
Section 4.13.     Representations; Negative Covenants.........................24
Section 4.14.     Additional Covenants........................................30
Section 4.15.     Providing of Notice.........................................31
Section 4.16.     Reports by Issuer...........................................31
Section 4.17.     Statement as to Compliance..................................32
Section 4.18.     Collection of Indebtedness and Suits for Enforcement
                  by Trustee..................................................32
Section 4.19.     Representations of the Issuer Regarding the Trustee's
                  Security Interest...........................................33
Section 4.20.     Covenants of the Issuer Regarding the Trustee's Security
                  Interest....................................................34
Section 4.21.     Tax Treatment...............................................34
Section 4.22.     Opinions as to Indenture Trust Estate.......................34

                                    Article V

                                      FUNDS

Section 5.01.     Creation and Continuation of Funds and Accounts.............35
Section 5.02.     Acquisition/Redemption Fund.................................35
Section 5.03.     Collection Fund.............................................37
Section 5.04.     Reserve Fund................................................39
Section 5.05.     Operating Fund..............................................39
Section 5.06.     Transfers to Issuer.........................................40
Section 5.07.     Investment of Funds Held by Trustee.........................40
Section 5.08.     Investment Securities.......................................41
Section 5.09.     Release; Sale of Financed Eligible Loans....................44

                                   Article VI

                              DEFAULTS AND REMEDIES

Section 6.01.     Events of Default Defined...................................45
Section 6.02.     Remedy on Default; Possession of Trust Estate...............45
Section 6.03.     Remedies on Default; Advice of Counsel......................46
Section 6.04.     Remedies on Default; Sale of Trust Estate...................47
Section 6.05.     Appointment of Receiver.....................................47
Section 6.06.     Restoration of Position.....................................47
Section 6.07.     Purchase of Properties by Trustee or Registered Owners......48
Section 6.08.     Application of Sale Proceeds................................48
Section 6.09.     Accelerated Maturity........................................48
Section 6.10.     Remedies not Exclusive......................................48
Section 6.11.     Direction of Trustee........................................48
Section 6.12.     Right to Enforce in Trustee.................................49
Section 6.13.     Physical Possession of Obligations not Required.............49
Section 6.14.     Waivers of Events of Default................................49

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                                   Article VII

                                   THE TRUSTEE

Section 7.01.     Acceptance of Trust.........................................50
Section 7.02.     Recitals of Others..........................................51
Section 7.03.     As to Filing of Indenture...................................51
Section 7.04.     Trustee May Act Through Agents..............................51
Section 7.05.     Indemnification of Trustee..................................51
Section 7.06.     Trustee's Right to Reliance.................................52
Section 7.07.     Compensation of Trustee.....................................53
Section 7.08.     Trustee May Own Notes.......................................53
Section 7.09.     Resignation of Trustee......................................54
Section 7.10.     Removal of Trustee..........................................54
Section 7.11.     Successor Trustee...........................................54
Section 7.12.     Manner of Vesting Title in Trustee..........................55
Section 7.13.     Additional Covenants by the Trustee to Conform to the Act...55
Section 7.14.     Right of Inspection.........................................56
Section 7.15.     Limitation with Respect to Examination of Reports...........56
Section 7.16.     Servicing Agreement.........................................56
Section 7.17.     Additional Covenants of Trustee.............................56
Section 7.18.     Duty of Trustee with Respect to Rating Agencies.............56
Section 7.19.     Merger of the Trustee.......................................57
Section 7.20.     Receipt of Funds from Servicer..............................57
Section 7.21.     Special Circumstances Leading to Resignation of Trustee.....57
Section 7.22.     Survival of Trustee's Rights to Receive Compensation,
                  Reimbursement and Indemnification...........................57
Section 7.23.     Corporate Trustee Required; Eligibility; Conflicting
                  Interests...................................................58
Section 7.24.     Trustee May File Proofs of Claim............................58

                                  Article VIII

                             SUPPLEMENTAL INDENTURES

Section 8.01.     Supplemental Indentures Not Requiring Consent of
                  Registered Owners...........................................59
Section 8.02.     Supplemental Indentures Requiring Consent of
                  Registered Owners...........................................60
Section 8.03.     Additional Limitation on Modification of Indenture..........61
Section 8.04.     Notice of Defaults..........................................61
Section 8.05.     Conformity with the Trust Indenture Act.....................61

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                                   Article IX

                               GENERAL PROVISIONS

Section 9.01.     Notices.....................................................62
Section 9.02.     Covenants Bind Issuer.......................................63
Section 9.03.     Lien Created................................................63
Section 9.04.     Severability of Lien........................................63
Section 9.05.     Consent of Registered Owners Binds Successors...............63
Section 9.06.     Nonliability of Directors; No General Obligation............63
Section 9.07.     Nonpresentment of Notes or Interest Checks..................64
Section 9.08.     Security Agreement..........................................64
Section 9.09.     Laws Governing..............................................64
Section 9.10.     Severability................................................64
Section 9.11.     Exhibits....................................................64
Section 9.12.     Non-Business Days...........................................64
Section 9.13.     Parties Interested Herein...................................64
Section 9.14.     Obligations Are Limited Obligations.........................65
Section 9.15.     Counterparty Rights.........................................65
Section 9.16.     Disclosure of Names and Addresses of Registered Owners......65
Section 9.17.     Aggregate Principal Amount of Obligations...................65
Section 9.18.     Financed Eligible Loans.....................................65
Section 9.19.     No Petition.................................................65

                                    Article X

         PAYMENT AND CANCELLATION OF NOTES AND SATISFACTION OF INDENTURE

Section 10.01.    Trust Irrevocable...........................................65
Section 10.02.    Satisfaction of Indenture...................................66
Section 10.03.    Cancellation of Paid Notes..................................67

                                   Article XI

                                   TERMINATION

Section 11.01.    Termination of the Trust....................................67
Section 11.02.    Notice......................................................69

                                   Article XII

                             REPORTING REQUIREMENTS

Section 12.01.    Annual Statement as to Compliance...........................69
Section 12.02.    Annual Independent Public Accountants' Servicing Report.....69
Section 12.03.    Administrator's Certificate.................................69
Section 12.04.    Statements to Noteholders...................................69

EXHIBIT A......ELIGIBLE LOAN ACQUISITION CERTIFICATE
EXHIBIT B......FORM OF ISSUER ORDER

                                       iv
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                               INDENTURE OF TRUST


        THIS INDENTURE OF TRUST, dated as of __________, 2003 (this "Indenture"), is by and between NELNET EDUCATION LOAN FUNDING, INC. (the "Issuer"), a corporation duly organized and existing under the laws of the State of Nebraska (the "State"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association duly organized and operating under the laws of the United States of America (together with its successors, the "Trustee"), as trustee hereunder (all capitalized terms used in these preambles, recitals and granting clauses shall have the same meanings assigned thereto in Article I hereof);

                              W I T N E S S E T H:

        WHEREAS, the Issuer represents that it is duly created as a corporation under the laws of the State and that by proper action of its governing body it has duly authorized the execution and delivery of this Indenture, which Indenture provides for the payment of student loan asset-backed notes (the "Notes") and the payments to any Counterparty (as defined herein), all to be issued pursuant to the terms of Supplemental Indentures; and

        WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act" or "TIA"), that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions; and

        WHEREAS, the Trustee has agreed to accept the trusts herein created upon the terms herein set forth; and

        WHEREAS, it is hereby agreed between the parties hereto, the Registered Owners of any Notes (the Registered Owners evidencing their consent by their acceptance of the Notes) and any Counterparty (the Counterparty evidencing its consent by its execution and delivery of a Derivative Product (as defined herein)) that in the performance of any of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not be general debt on its part, but shall be secured by and payable solely from the Trust Estate, payable in such order of preference and priority as provided herein;

        NOW, THEREFORE, the Issuer, in consideration of the premises and acceptance by the Trustee of the trusts herein created, of the purchase and acceptance of the Notes by the Registered Owners thereof, of the execution and delivery of any Derivative Product by a Counterparty and the Issuer and the acknowledgement thereof by the Trustee, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, CONVEY, PLEDGE, TRANSFER, ASSIGN AND DELIVER to the Trustee, for the benefit of the Registered Owners of the Notes, any Counterparty (to secure the payment of any and all amounts which may from time to time become due and owing to a Counterparty pursuant to any Derivative Product), all of the moneys, rights, and properties described in the granting clauses A through F below (the "Trust Estate"), as follows:

                                GRANTING CLAUSE A

        The Revenues (other than Revenues deposited in the Operating Fund or otherwise released from the lien of the Trust Estate as provided herein);

                                GRANTING CLAUSE B

        All moneys and investments held in the Funds created under Section 5.01(a) hereof (other than the moneys and investments held in the Operating
Fund);

                                GRANTING CLAUSE C

        The Financed Eligible Loans;

                                GRANTING CLAUSE D

        The rights of the Issuer in and to the Servicing Agreements, the Student Loan Purchase Agreements, the Custodian Agreements and the Guarantee Agreements as the same relate to Financed Eligible Loans;

                                GRANTING CLAUSE E

        The rights of the Issuer in and to any Derivative Product and any Counterparty Guarantee; provided, however, that this Granting Clause E shall not be for the benefit of a Counterparty with respect to its Derivative Product; and

                                GRANTING CLAUSE F

        Any and all other property, rights and interests of every kind or description that from time to time hereafter is granted, conveyed, pledged, transferred, assigned or delivered to the Trustee as additional security hereunder.

        TO HAVE AND TO HOLD the Trust Estate, whether now owned or held or hereafter acquired, unto the Trustee and its successors or assigns;

        IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit and security of all present and future Registered Owners of the Notes, without preference of any Note over any other, except as provided herein, and for enforcement of the payment of the Notes in accordance with their terms, and all other sums payable hereunder (including payments due and payable to any Counterparty) or on the Notes, and for the performance of and compliance with the obligations, covenants, and conditions of this Indenture, as if all the Notes and other Obligations (as defined herein) at any time Outstanding had been executed and delivered simultaneously with the execution and delivery of this Indenture;

        PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Notes and the interest due and to become due thereon, or provide fully for payment thereof as herein provided, at the times and in the manner mentioned in the Notes according to the true intent and meaning thereof, and shall make all required payments into the Funds as required under Article V hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee sums sufficient to pay or to provide for payment of the entire amount due and to become so due as herein provided (including payments due and payable to any Counterparty), then this Indenture (other than Sections 4.13, 4.14 (for a period of 90 days) and 7.05 hereof) and the rights hereby granted shall cease, terminate and be void; otherwise, this Indenture shall be and remain in full force and effect;

        NOW, THEREFORE, it is mutually covenanted and agreed as follows:

                                   ARTICLE I

                         DEFINITIONS AND USE OF PHRASES

        The following terms have the following meanings unless the context clearly requires otherwise:

        "ACCOUNT" shall mean any of the accounts created and established within any Fund by this Indenture.

        "ACQUISITION/REDEMPTION FUND" shall mean the Fund by that name created in Section 5.01(a)(i) hereof and further described in Section 5.02 hereof, including any Accounts and Subaccounts created therein.

        "ACT" shall mean the Higher Education Act of 1965, as amended or supplemented from time to time, or any successor federal act and all regulations, directives, bulletins, and guidelines promulgated from time to time thereunder.

        "ADD-ON CONSOLIDATION LOAN" shall mean an Eligible Loan included in the Trust Estate, the principal balance of which is added to an existing Consolidation Loan during the Add-on Period, as required by the Act.

        "ADD-ON PERIOD" shall mean the period of 180 days after the date of origination of any Consolidation Loan acquired by the Issuer.

        "ADMINISTRATIVE SERVICES AGREEMENT" shall mean any administrative services agreement entered into between the Issuer and an entity who will provide administrative services for the Issuer, as supplemented and amended.

        "AGENT MEMBER" shall mean a member of, or participant in, the Securities Depository.

        "AGGREGATE MARKET VALUE" shall mean on any calculation date the sum of the Values of all assets of the Trust Estate, less moneys in any Fund or Account which the Issuer is then entitled to receive for deposit into the Operating Fund but which has not yet been removed from the Trust Estate.

        "AUTHORIZED OFFICER" shall mean, when used with reference to the Issuer, its Chairman, President, Vice President or Secretary, or any other officer or board member authorized in writing by the Board to act on behalf of the Issuer.

        "AUTHORIZED REPRESENTATIVE" shall mean, when used with reference to the Issuer, (a) an Authorized Officer or (b) any officer or board member of any affiliate organization or other entity authorized by the Board to act on the Issuer's behalf.

        "BOARD" or "BOARD OF DIRECTORS" shall mean the Board of Directors of the Issuer.

        "BUSINESS DAY" shall mean the definition of Business Day found in the Supplemental Indenture authorizing a series of Notes.

        "CERTIFICATE OF INSURANCE" shall mean any Certificate evidencing a Financed Eligible Loan is Insured pursuant to a Contract of Insurance.

        "COMMISSION" shall mean the Securities and Exchange Commission.

        "CONTRACT OF INSURANCE" shall mean the contract of insurance between the Eligible Lender and the Secretary.

        "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. Each reference to a section of the Code herein shall be deemed to include the United States Treasury Regulations, including applicable temporary and proposed regulations, relating to such section which are applicable to the Notes or the use of the proceeds thereof. A reference to any specific section of the Code shall be deemed also to be a reference to the comparable provisions of any enactment which supersedes or replaces the Code thereunder from time to time.

        "COLLECTION FUND" shall mean the Fund by that name created in Section 5.01(a)(ii) hereof and further described in Section 5.03 hereof.

        "CONSOLIDATION LOAN" shall mean an Eligible Loan made pursuant to
Section 428C of the Act to consolidate the borrower's obligations under various federally authorized student loan programs into a single loan, as supplemented by the addition of any related Add-on Consolidation Loan.

        "COUNTERPARTY PAYMENTS " shall mean any payment to be made to, or for the benefit of, the Issuer under a Derivative Product.

        "COUNTERPARTY" shall mean any counterparty under a Derivative Product.

         "CUSTODIAN AGREEMENT" shall mean, collectively, the custodian agreements with any Servicer or other custodian or bailee related to Financed Eligible Loans.

        "DATE OF ISSUANCE" shall mean the date of original issuance and delivery of any Notes to an Underwriter or placement agent.

        "DERIVATIVE PAYMENT DATE" shall mean, with respect to a Derivative Product, any date specified in the Derivative Product on which both or either of the Issuer Derivative Payment and/or a Reciprocal Payment is due and payable under the Derivative Product.

        "DERIVATIVE PRODUCT" shall mean a written contract or agreement between the Issuer and a Counterparty entered into pursuant to Section 3.03 hereof.

        "DERIVATIVE VALUE" shall mean the value of the Derivative Product, if any, to the Counterparty, provided that such value is defined and calculated in substantially the same manner as amounts are defined and calculated pursuant to the applicable provisions of an ISDA Master Agreement.

        "DISSOLUTION" shall mean, with respect to Article XI and the Issuer, the occurrence of any of the events which would cause a dissolution of a limited partnership organized under the laws of the State of Delaware, the sole general partner of which is the Issuer.

        "ELIGIBLE LENDER" shall mean any "ELIGIBLE LENDER," as defined in the Act, and which has received an eligible lender designation from the Secretary with respect to Eligible Loans made under the Act.

        "ELIGIBLE LENDER TRUSTEE" shall mean Wells Fargo Bank Minnesota, National Association, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee under the Eligible Lender Trust Agreement.

        "ELIGIBLE LENDER TRUST AGREEMENT" shall mean the Eligible Lender Trust Agreement dated as of __________, 2003 between the Issuer and the Eligible Lender Trustee.

        "ELIGIBLE LOAN" shall mean any loan made to finance post-secondary education that is (a) made under the Act (including Consolidation Loans and Add-on Consolidation Loans); (b) insured by the Secretary of Health and Human Services pursuant to the Public Health Services Act; or (c) otherwise permitted to be acquired by the Issuer pursuant to its Program (provided a Rating Confirmation is received with respect thereto).

        "ELIGIBLE LOAN ACQUISITION CERTIFICATE" shall mean a certificate signed by an Authorized Representative of the Issuer in substantially the form attached as Exhibit A hereto.

        "EVENT OF BANKRUPTCY" shall mean (a) the Issuer shall have commenced a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or shall have made a general assignment for the benefit of creditors, or shall have declared a moratorium with respect to its debts or shall have failed generally to pay its debts as they become due, or shall have taken any action to authorize any of the foregoing; or (b) an involuntary case or other proceeding shall have been commenced against the Issuer seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property provided such action or proceeding is not dismissed within 60 days.

        "EVENT OF DEFAULT" shall have the meaning specified in Article VI hereof.

        "FINANCED" or "FINANCING" when used with respect to Eligible Loans, shall mean or refer to Eligible Loans (a) acquired by the Issuer with balances in the Acquisition/Redemption Fund or otherwise deposited in or accounted for in the Acquisition/Redemption Fund or otherwise constituting a part of the Trust Estate and (b) Eligible Loans substituted or exchanged for Financed Eligible Loans, but does not include Eligible Loans released from the lien of this Indenture and sold or transferred, to the extent permitted by this Indenture.

        "FISCAL YEAR" shall mean the fiscal year of the Issuer as established from time to time.

        "FITCH" shall mean Fitch, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns.

        "FUNDS" shall mean each of the Funds created pursuant to Section 5.01(a) and (b) hereof.

        "GUARANTEE" or "GUARANTEED" shall mean, with respect to an Eligible Loan, the insurance or guarantee by the Guaranty Agency pursuant to such Guaranty Agency's Guarantee Agreement of the maximum percentage of the principal of and accrued interest on such Eligible Loan allowed by the terms of the Act with respect to such Eligible Loan at the time it was originated and the coverage of such Eligible Loan by the federal reimbursement contracts, providing, among other things, for reimbursement to the Guaranty Agency for payments made by it on defaulted Eligible Loans insured or guaranteed by the Guaranty Agency of at least the minimum reimbursement allowed by the Act with respect to a particular Eligible Loan.

        "GUARANTEE AGREEMENTS" shall mean a guaranty or lender agreement between the Trustee and any Guaranty Agency, and any amendments thereto.

        "GUARANTY AGENCY" shall mean any entity authorized to guarantee student loans under the Act and with which the Trustee maintains a Guarantee Agreement.

        "HIGHEST PRIORITY OBLIGATIONS" shall mean, (a) at any time when Senior Obligations are Outstanding, the Senior Obligations, (b) at any time when no Senior Obligations are Outstanding, the Subordinate Obligations, and (c) at any time when no Senior Obligations or Subordinate Obligations are Outstanding, the Junior-Subordinate Obligations (and any priorities as between Junior-Subordinate Obligations as shall be established by Supplemental Indentures).

        "INDENTURE" shall mean this Indenture of Trust, including all supplements and amendments hereto.

        "INSURANCE" or "INSURED" or "INSURING" shall mean, with respect to an Eligible Loan, the insuring by the Secretary (as evidenced by a Certificate of Insurance or other document or certification issued under the provisions of the
Act) under the Act of 100% of the principal of and accrued interest on such Eligible Loan.

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

        "INTEREST BENEFIT PAYMENT" shall mean an interest payment on Eligible Loans received pursuant to the Act and an agreement with the federal government, or any similar payments.

        "INTEREST PAYMENT DATE" shall mean the Interest Payment Dates specified for Notes in the Supplemental Indenture authorizing the issuance of such Notes.

        "INVESTMENT AGREEMENT" shall mean, collectively, (a) the Investment Agreement dated as of __________, 2003, among the Trustee, the Issuer and (b) any other investment agreement approved by the Rating Agencies.

        "INVESTMENT SECURITIES" shall mean:

               (a) direct obligations of, or obligations on which the timely payment of the principal of and interest on which are unconditionally and fully guaranteed by, the United States of America;

               (b) interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements with a maturity of 12 months or less with any bank, trust company, national banking association or other depository institution, including those of the Trustee, provided that, at the time of deposit or purchase such depository institution has commercial paper which is rated "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch;

               (c) interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements with a maturity of 24 months or less, but more than 12 months, with any bank, trust company, national banking association or other depository institution, including those of the Trustee and any of its affiliates, provided that, at the time of deposit or purchase such depository institution has senior debt rated "A" or higher by S&P, "P-1" or higher by Moody's and "A" or higher by Fitch, and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch;

               (d) interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements with a maturity of more than 24 months with any bank, trust company, national banking association or other depository institution, including those of the Trustee and any of its affiliates, provided that, at the time of deposit or purchase such depository institution has senior debt rated "AA" or higher by S&P, "Aa2" or higher by Moody's and "AA" or higher by Fitch and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "Aa2" by Moody's and "F-1+" by Fitch;

               (e) bonds, debentures, notes or other evidences of indebtedness issued or guaranteed by any of the following agencies: Federal Farm Credit Banks, Federal Home Loan Mortgage Corporation; the Export-Import Bank of the United States; the Federal National Mortgage Association; the Student Loan Marketing Association; the Farmers Home Administration; Federal Home Loan Banks provided such obligation is rated "AAA" by S&P, "Aaa" by Moody's and "AAA" by Fitch; or any agency or instrumentality of the United States of America which shall be established for the purposes of acquiring the obligations of any of the foregoing or otherwise providing financing therefor;

               (f) repurchase agreements and reverse repurchase agreements, other than overnight repurchase agreements and overnight reverse repurchase agreements, with banks, including the Trustee and any of its affiliates, which are members of the Federal Deposit Insurance Corporation or firms which are members of the Securities Investors Protection Corporation, in each case whose outstanding, unsecured debt securities are rated no lower than two subcategories below the highest rating on any series of Outstanding Notes by S&P, Moody's and Fitch and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch;

               (g) overnight repurchase agreements and overnight reverse repurchase agreements at least 101% collateralized by securities described in subparagraph (a) of this definition and with a counterparty, including the Trustee and any of its affiliates, that has senior debt rated "AA" or higher by S&P, "A2" or higher by Moody's, and "A" or higher by Fitch and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch or a counterparty approved in writing by S&P, Moody's and Fitch, respectively;

               (h) investment agreements or guaranteed investment contracts, which may be entered into by and among the Issuer and/or the Trustee and any bank, bank holding company, corporation or any other financial institution, including the Trustee and any of its affiliates, whose outstanding (i) commercial paper is rated "A-1+" by S&P, "Aa3" by Moody's and "F-1+" by Fitch for agreements or contracts with a maturity of 12 months or less; (ii) unsecured long-term debt is rated no lower than two subcategories below the highest rating on any series of Outstanding Notes by S&P, Moody's and Fitch and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "Aa1" by Moody's and "F-1+" by Fitch for agreements or contracts with a maturity of 24 months or less, but more than 12 months, or (iii) unsecured long-term debt which is rated no lower than two subcategories below the highest rating on any series of Outstanding Notes by S&P, Moody's and Fitch and, if commercial paper is outstanding, commercial paper which is rated "A-1+" by S&P, "Aa1" by Moody's and "F-1+" by Fitch for agreements or contracts with a maturity of more than 24 months, or, in each case, by an insurance company whose claims-paying ability is so rated;

               (i) "tax exempt bonds" as defined in Section 150(a)(6) of the Code, other than "specified private activity bonds" as defined in
        Section 57(a)(5)(C) of the Code, that are rated in the highest category by S&P, Moody's and Fitch for long-term or short-term debt or shares of a so-called money market or mutual fund rated "AAAm/AAAm-G" or higher by S&P, "Aaa" or higher by Moody's, and "AA/F1+" or higher by Fitch, that do not constitute "investment property" within the meaning of Section 148(b)(2) of the Code, provided that the fund has all of its assets invested in obligations of such rating quality;

               (j) commercial paper, including that of the Trustee and any of its affiliates, which is rated in the single highest classification, "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch, and which matures not more than 270 days after the date of purchase;

               (k) investments in a money market fund rated at least "AAAm" or "AAAm-G" by S&P, "Aaa" by Moody's and "AA" or "F-1+" by Fitch, including funds for which the Trustee or an affiliate thereof acts as investment advisor or provides other similar services for a fee;

               (l) any Investment Agreement; and

               (m) any other investment with a Rating Confirmation from each Rating Agency.

        "ISDA MASTER AGREEMENT" shall mean the ISDA Interest Rate and Currency Exchange Agreement, copyright 1992, as amended from time to time, and as in effect with respect to any Derivative Product.

        "ISSUER" shall mean Nelnet Student Loan Funding, Inc., a corporation organized and existing under the laws of the State, and any successor thereto.

        "ISSUER ORDER" shall mean a written order signed in the name of the Issuer by an Authorized Representative.

        "ISSUER DERIVATIVE PAYMENT" shall mean a payment required to be made by or on behalf of the Issuer due to a Counterparty pursuant to a Derivative Product (including Priority Termination Payments, but excluding other Termination Payments.

        "JUNIOR-SUBORDINATE NOTES" shall mean Notes, the principal of and interest on which is payable on a subordinated basis to the payment of the principal of and interest on the Senior Notes and the Subordinate Notes; provided, however, that any series of the Junior-Subordinate Notes need not necessarily be payable on a parity with all other series of the Junior-Subordinate Notes.

        "JUNIOR-SUBORDINATE OBLIGATIONS" shall mean Junior-Subordinate Notes and any Derivative Product, the priority of payment of which is equal with that of any series or subseries of Junior-Subordinate Notes.

        "LIQUIDATED FINANCED ELIGIBLE LOAN" shall mean any defaulted Financed Eligible Loan liquidated by a Servicer (which shall not include any Financed Eligible Loan on which payments are received from a Guaranty Agency) or which a Servicer has, after using all reasonable efforts to realize upon such Financed Eligible Loan, determined to charge off.

        "LIQUIDATION PROCEEDS" shall mean, with respect to any Liquidated Financed Eligible Loan which became a Liquidated Financed Eligible Loan during the current calendar quarter in accordance with a Servicer's customary servicing procedures, the moneys collected in respect of the liquidation thereof from whatever source, other than moneys collected with respect to any Liquidated

Financed Eligible Loan which was written off in prior calendar quarters or during the current calendar quarter, net of the sum of any amounts expended by a Servicer in connection with such liquidation and any amounts required by law to be remitted to the obligor on such Liquidated Financed Eligible Loan.

        "MASTER PROMISSORY NOTE" shall mean a note (a) that evidences one or more loans made to finance post-secondary education financing and (b) that is in the form mandated by Section 432(m)(1) of the Act, as added by Pub. L. 105-244, ss. 427, 112 Stat. 1702 (1998), as amended by Public Law No: 106-554 (enacted December 21, 2000) and as codified in 20 U.S.C. ss. 1082(m)(1).

        "MATURITY" when used with respect to any Note, shall mean the date on which the principal thereof becomes due and payable as therein or herein provided, whether at its Stated Maturity, by earlier redemption, by declaration of acceleration, or otherwise.

        "MOODY'S" shall mean Moody's Investors Service, its successors and assigns.

        "NOTE PAYMENT DATE" shall mean, for any Note, any Interest Payment Date, its Stated Maturity or the date of any other regularly scheduled principal payment with respect thereto.

        "NOTES" shall mean any notes or other debt obligations issued pursuant to Section 2.08 of this Indenture.

        "OBLIGATIONS"   shall   mean   Senior   Obligations,   Subordinate
Obligations and Junior-Subordinate Obligations.

        "OPERATING FUND" shall mean the fund by that name continued by Section
5.01 and further described in Section 5.05 hereof.

        "OUTSTANDING" shall mean, when used in connection with any Note, a Note which has been executed and delivered pursuant to this Indenture which at such time remains unpaid as to principal or interest, unless provision has been made for such payment pursuant to Section 10.02 hereof, excluding Notes which have been replaced pursuant to Section 2.03 hereof.

        "PERSON" shall mean an individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or agency or political subdivision thereof.

        "PRINCIPAL OFFICE" shall mean the principal office of the party indicated, as set forth in Section 9.01 hereof or elsewhere in this Indenture.

        "PRINCIPAL REDUCTION PAYMENT DATE" shall mean, for any Note, any date described on a Supplemental Indenture for the payment of Principal Reduction Payments.

        "PRINCIPAL REDUCTION PAYMENTS" shall mean principal payments made prior to a Stated Maturity as set forth in a Supplemental Indenture.

        "PRIORITY TERMINATION PAYMENT" shall mean, with respect to a Derivative Product, any termination payment payable by the Issuer under such Derivative

Product relating to an early termination of such Derivative Product by the Counterparty, as the non-defaulting party, following (i) a payment default by the Issuer thereunder (ii) the occurrence of an Event of Default specified in
Section 6.01(e) of this Indenture or (iii) the Trustee's taking any action hereunder to liquidate the entire Trust Estate following an Event of Default and acceleration of the Notes pursuant to Section 6.09 hereof.

        "PROGRAM" shall mean the Issuer's program for the origination and the purchase of Eligible Loans, as the same may be modified from time to time.

        "PROGRAM EXPENSES" shall mean (a) the fees and expenses of the Trustee and the Eligible Lender Trustee; (b) the fees and expenses of any auction agent, any market agent, any calculation agent and any broker-dealer then acting under a Supplemental Indenture with respect to auction rate Notes; (c) the fees and expenses of any remarketing agent then acting under a Supplemental Indenture with respect to variable rate Notes; (d) the fees and expenses due to any credit provider of any Notes for which a credit facility or liquidity facility is in place; (e) the fees of any Servicer and/or Custodian under any servicing agreement or custodian agreement; (f) the fees and expenses of the Issuer incurred in connection with the preparation of legal opinions and other authorized reports or statements attributable to the Notes and the Financed Eligible Loans; (g) transfer fees, purchase premiums, rebate fees and loan origination fees on Financed Eligible Loans; (h) fees and expenses associated with the delivery of a substitute credit facility or liquidity facility under a Supplemental Indenture; (i) fees and expenses associated with (but not payments under) Derivative Products; (j) the costs of remarketing any variable rate Notes and (k) expenses incurred for the Issuer's maintenance and operation of its Program as a direct consequence of this Indenture, the Notes or the Financed Eligible Loans; including, but not limited to, taxes, the reasonable fees and expenses of attorneys, agents, financial advisors, consultants, accountants and other professionals, attributable to such maintenance and operation, marketing expenses for the Program and a prorated portion of the rent, personnel compensation, office supplies and equipment, travel expenses and other lawful payments made to members of the Board.

        "RATING" shall mean one of the rating categories of Fitch, Moody's and S&P or any other Rating Agency, provided Fitch, Moody's and S&P or any other Rating Agency, as the case may be, is currently rating the Notes.

        "RATING AGENCY" shall mean, collectively, Fitch, Moody's and S&P and their successors and assigns or any other Rating Agency requested by the Issuer to maintain a Rating on any of the Notes.

        "RATING CONFIRMATION" shall mean a letter from each Rating Agency then providing a Rating for any of the Notes at the request of the Issuer, confirming that the action proposed to be taken by the Issuer will not, in and of itself, result in a downgrade of any of the Ratings then applicable to the Notes, or cause any Rating Agency to suspend or withdraw the Ratings then applicable to the Notes.

        "REALIZED LOSS" shall mean the excess of the principal balance (including any interest that had been or had been expected to be capitalized) of any Liquidated Financed Eligible Loan over Liquidation Proceeds with respect to such Financed Eligible Loan to the extent allocable to principal (including any interest that had been or had been expected to be capitalized).

         "RECORD DATE" shall mean the Record Date established for any Notes pursuant to the Supplemental Indenture authorizing the issuance of such Notes.

        "RECOVERIES OF PRINCIPAL" shall mean all amounts received by the Trustee from or on account of any Financed Eligible Loan as a recovery of the principal amount thereof, including scheduled, delinquent and advance payments, payouts or prepayments, proceeds from insurance or from the sale, assignment, transfer, reallocation or other disposition of a Financed Eligible Loan and any payments representing such principal from the guarantee or insurance of any Financed Eligible Loan.

        "REGISTERED OWNER" shall mean the Person in whose name a Note is registered on the Note registration books maintained by the Trustee, and shall also mean with respect to a Derivative Product, any Counterparty, unless the context otherwise requires.

        "REGULATIONS" shall mean the Regulations promulgated from time to time by the Secretary or any Guaranty Agency guaranteeing Financed Eligible Loans.

        "RESERVE FUND" shall mean the Fund by that name created in Section 5.01(a)(iii) hereof and further described in Section 5.04 hereof, including any Accounts and Subaccounts created therein.

        "RESERVE FUND REQUIREMENT" shall mean an amount, if any, required to be on deposit in the Reserve Fund with respect to any Notes issued pursuant to the Supplemental Indenture authorizing the issuance of such Notes.

        "RESOLUTION" shall mean a resolution duly adopted by the Board.

        "REVENUE" or "REVENUES" shall mean all Recoveries of Principal, payments, proceeds, charges and other income received by the Trustee or the Issuer from or on account of any Financed Eligible Loan (including scheduled, delinquent and advance payments of and any insurance proceeds with respect to, interest, including Interest Benefit Payments, on any Financed Eligible Loan and any Special Allowance Payment received by the Issuer with respect to any Financed Eligible Loan) and all interest earned or gain realized from the investment of amounts in any Fund or Account and all payments received by the Issuer pursuant to a Derivative Product.

        "S&P" shall mean Standard & Poor's Ratings Group, a Division of The McGraw-Hill Companies, Inc., its successors and assigns.

        "SECRETARY" shall mean the Secretary of the United States Department of Education or any successor to the pertinent functions thereof under the Act.

        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

        "SECURITIES DEPOSITORY" or "DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or if, (a) the then Securities Depository resigns from its functions as depository of the Notes or (b) the Issuer discontinues use of the Securities Depository, any other securities depository which agrees to follow the procedures required to be followed by a securities depository in connection with the Notes and which is selected by the Issuer with the consent of the Trustee.

        "SECURITIES EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

        "SELLER" shall mean an Eligible Lender from which the Issuer is purchasing or has purchased or agreed to purchase Eligible Loans pursuant to a Student Loan Purchase Agreement between the Issuer and such Eligible Lender.

        "SENIOR NOTES" shall mean all Notes secured on a senior priority to the Subordinate Obligations and the Junior-Subordinate Obligations.

        "SENIOR OBLIGATIONS" shall mean Senior Notes and any Derivative Product, the priority of payment of which is equal with that of Senior Notes.

        "SERVICER" shall mean, collectively, Nelnet, Inc., Nelnet Loan Services, Inc., InTuition, Inc., Sallie Mae Servicing L.P., EFS Services, Inc., ACS Educational Services, Inc., Pennsylvania Higher Education Assistance Agency and any other additional Servicer, Subservicer or successor Servicer or Subservicer selected by the Issuer, including an affiliate of the Issuer, so long as the Issuer obtains a Rating Confirmation as to each such other Servicer or Subservicer.

        "SERVICING AGREEMENT" shall mean the servicing agreements with any Servicer relating to Financed Eligible Loans, as amended from time to time.

        "SPECIAL ALLOWANCE PAYMENTS" shall mean the special allowance payments authorized to be made by the Secretary by Section 438 of the Act, or similar allowances, if any, authorized from time to time by federal law or regulation.

        "SPECIAL RECORD DATE" shall have the meaning set forth in a Supplemental Indenture.

        "STATE" shall mean the State of Nebraska.

        "STATED MATURITY" shall mean the date specified in the Notes as the fixed date on which principal of such Notes is due and payable.

        "STUDENT LOAN PURCHASE AGREEMENT" shall mean a loan purchase agreement entered into for the purchase of Eligible Loans into the Trust Estate.

        "SUBACCOUNT" shall mean any of the subaccounts which may be created and established within any Account by this Indenture.

        "SUBORDINATE NOTES" shall mean any Notes secured on a priority subordinate to the Senior Obligations and on a priority senior to the Junior-Subordinate Obligations.

        "SUBORDINATE OBLIGATIONS" shall mean Subordinate Notes and any Derivative Product, the priority of payment of which is equal with that of Subordinate Notes.

        "SUPPLEMENTAL INDENTURE" shall mean an agreement supplemental hereto executed pursuant to Article VIII hereof.

        "TERMINATION PAYMENT" shall mean, with respect to a Derivative Product, any termination payment payable by the Issuer under such Derivative Product relating to an early termination of such Derivative Product by the Counterparty, as the non-affected party or non-defaulting party, after the occurrence of a termination event or event of default specified in such Derivative Product, including any Priority Termination Payment.

        "TRUST ESTATE" shall mean the property described as such in the granting clauses hereto.

        "TRUST INDENTURE ACT" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this Indenture was executed, except as provided in Section 8.05.

        "TRUSTEE" shall mean Wells Fargo Bank Minnesota, National Association, acting in its capacity as Trustee under this Indenture, or any successor trustee designated pursuant to this Indenture.

        "UNDERWRITER" shall mean the underwriter or underwriters of the Notes.

        "VALUE" on any calculation date when required under this Indenture shall mean the value of the Trust Estate calculated by the Issuer as to (a) below and by the Trustee as to (b) through (e), inclusive, below, as follows:

               (a) with respect to any Eligible Loan, the unpaid principal amount thereof plus any accrued but unpaid interest, Interest Benefit Payments and Special Allowance Payments;

               (b) with respect to any funds of the Issuer held under this Indenture and on deposit in any commercial bank or as to any banker's acceptance or repurchase agreement or investment contract, the amount thereof plus accrued but unpaid interest; and

               (c) with respect to any Investment Securities, the par value thereof, plus accrued but unpaid interest.

        Words importing the masculine gender include the feminine gender, and words importing the feminine gender include the masculine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Indenture.

                                   ARTICLE II

                NOTE DETAILS, FORM OF NOTES, REDEMPTION OF NOTES
                          AND USE OF PROCEEDS OF NOTES

        SECTION 2.01. NOTE DETAILS. The details of each series of Notes authorized pursuant to this Indenture and a Supplemental Indenture, shall be contained in the applicable Supplemental Indenture. Such details shall include, but are not limited to, the principal amount, authorized denomination, dated date, interest rate, principal maturity date, redemption provisions and registration provisions.

        SECTION 2.02. EXECUTION OF NOTES. The Notes shall be executed in the name and on behalf of the Issuer by the manual or facsimile signature of the Chairman of the Board, President, any Vice President or the acting Chairman of the Board and attested by the manual or facsimile signature of the Secretary of the Issuer, any Vice President or any other member of the Board (to the extent not executed by such person). Any Note may be signed (manually or by facsimile) or attested on behalf of the Issuer by any person who, at the date of such act, shall hold the proper office, notwithstanding that at the date of authentication, issuance or delivery, such person may have ceased to hold such office.

        SECTION 2.03. REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; PERSONS TREATED AS REGISTERED OWNERS. The Issuer shall cause books for the registration and for the transfer of the Notes as provided in this Indenture to be kept by the Trustee which is hereby appointed the transfer agent of the Issuer for the Notes. Notwithstanding such appointment and with the prior written consent of the Issuer, the Trustee is hereby authorized to make any arrangements with other institutions which it deems necessary or desirable in order that such institutions may perform the duties of transfer agent for the Notes. Upon surrender for transfer of any Note at the Principal Office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Registered Owner or his attorney duly authorized in writing, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new fully registered Note or Notes of the same interest rate and for a like series, subseries, if any, and aggregate principal amount of the same maturity.

        Notes may be exchanged at the Principal Office of the Trustee for a like aggregate principal amount of fully registered Notes of the same series, subseries, if any, interest rate and maturity in authorized denominations. The Issuer shall execute and the Trustee shall authenticate and deliver Notes which the Registered Owner making the exchange is entitled to receive, bearing numbers not contemporaneously outstanding. The execution by the Issuer of any fully registered Note of any authorized denomination shall constitute full and due authorization of such denomination and the Trustee shall thereby be authorized to authenticate and deliver such fully registered Note.

        The Trustee shall not be required to transfer or exchange any Note during the period of 15 business days next preceding the mailing of notice of redemption as herein provided. After the giving of such notice of redemption, the Trustee shall not be required to transfer or exchange any Note, which Note or portion thereof has been called for redemption.

        As to any Note, the person in whose name the same shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of either principal or interest on any fully registered Note shall be made only to or upon the written order of the Registered Owner thereof or his legal representative but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Note to the extent of the sum or sums paid.

        The Trustee shall require the payment by any Registered Owner requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer. The applicant for any such transfer or exchange may be required to pay all taxes and governmental charges in connection with such transfer or exchange.

        SECTION 2.04. LOST, STOLEN, DESTROYED AND MUTILATED NOTES. Upon receipt by the Trustee of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and, in the case of a lost, stolen or destroyed Note, of indemnity satisfactory to it, and upon surrender and cancellation of the Note, if mutilated, (a) the Issuer shall execute, and the Trustee shall authenticate and deliver, a new Note of the same series, subseries, if any, interest rate, maturity and denomination in lieu of such lost, stolen, destroyed or mutilated Note or (b) if such lost, stolen, destroyed or mutilated Note shall have matured or have been called for redemption, in lieu of executing and delivering a new Note as aforesaid, the Issuer may pay such Note. Any such new Note shall bear a number not contemporaneously outstanding. The applicant for any such new Note may be required to pay all taxes and governmental charges and all expenses and charges of the Issuer and of the Trustee in connection with the issuance of such Note. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing conditions are exclusive with respect to the replacement and payment of mutilated, destroyed, lost or stolen Notes, negotiable instruments or other securities.

        SECTION 2.05. TRUSTEE'S AUTHENTICATION CERTIFICATE. The Trustee's authentication certificate upon any Notes shall be substantially in the form provided in the Supplemental Indenture authorizing the issuance of such Notes. No Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any Note shall be conclusive evidence and the only competent evidence that such Note has been authenticated and delivered hereunder and under a Supplemental Indenture. The Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer or signatory of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Notes issued hereunder.

        SECTION 2.06. CANCELLATION AND DESTRUCTION OF NOTES BY THE TRUSTEE. Whenever any Outstanding Notes shall be delivered to the Trustee for the cancellation thereof pursuant to this Indenture, upon payment of the principal amount and interest represented thereby, or for replacement pursuant to Section
2.03 hereof, such Notes shall be promptly cancelled and, within a reasonable time, cremated or otherwise destroyed by the Trustee and counterparts of a certificate of destruction evidencing such cremation or other destruction shall be furnished by the Trustee to the Issuer.

        SECTION 2.07. TEMPORARY NOTES. Pending the preparation of definitive Notes, the Issuer may execute and the Trustee shall authenticate and deliver temporary Notes. Temporary Notes shall be issuable as fully registered Notes without coupons, of any denomination, and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Issuer. Every temporary Note shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Notes. As promptly as practicable the Issuer shall execute and shall furnish definitive Notes and thereupon temporary Notes may be surrendered in exchange therefor without charge at the principal office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Notes a like aggregate principal amount of definitive Notes. Until so exchanged the temporary Notes shall be entitled to the same benefits under this Indenture as definitive Notes.

        SECTION 2.08. ISSUANCE OF NOTES.

                (a) The Issuer shall have the authority, upon complying with the provisions of this Section, to issue and deliver from time to time Notes secured by the Trust Estate on a parity with the Senior Notes, the Subordinate Notes or the Junior-Subordinate Notes, if any, secured hereunder as shall be determined by the Issuer. In addition, the Issuer may enter into any Derivative Products it deems necessary or desirable with respect to any or all of the Notes.

                (b) No Notes shall be authenticated and delivered pursuant to this Indenture until the following conditions have been satisfied:

                        (i) The Issuer and the Trustee have entered into a
                Supplemental Indenture (which Supplemental Indenture shall not require the approval of the Registered Owners of any of the Outstanding Notes or Derivative Products) providing the terms and forms of the proposed Notes as described in Section 2.01 hereof, including the designation of such Notes as Senior Notes, Subordinate Notes or Junior-Subordinate Notes, the redemption and selection provisions applicable to such Notes, and the Reserve Fund Requirement with respect to such Notes, if any.

                        (ii) The Trustee shall have received a Rating
                Confirmation from each Rating Agency which has assigned a Rating or Ratings to any Outstanding Notes that such Rating or Ratings will not be reduced or withdrawn as a result of the issuance of the proposed Notes.

                        (iii) The Trustee shall have received an opinion of Note
                Counsel to the effect that all of the foregoing conditions to the issuance of the proposed Notes have been satisfied.

                        (iv) Upon the issuance of the proposed Notes, an amount
                equal to the Reserve Fund Requirement with respect to such Notes, if any, shall be deposited in the Reserve Fund.

                (c) The Trustee is authorized to set up any additional Funds or Accounts or Subaccounts under this Indenture which it deems necessary or convenient in connection with the issuance and delivery of any Notes.

                                  ARTICLE III

                       PARITY AND PRIORITY OF LIEN; OTHER OBLIGATIONS;
                             AND DERIVATIVE PRODUCTS

        SECTION 3.01. PARITY AND PRIORITY OF LIEN. The provisions, covenants and agreements herein set forth to be performed by or on behalf of the Issuer shall be for the equal benefit, protection and security of the Registered Owners of any and all of the Obligations, all of which, regardless of the time or times of their issuance or maturity, shall be of equal rank without preference, priority or distinction of any of the Obligations over any other thereof, except as expressly provided in this Indenture with respect to certain payment and other priorities.

        SECTION 3.02. OTHER OBLIGATIONS.

                (a) The Issuer reserves the right to issue other notes or obligations which do not constitute or create a lien on the Trust Estate.

                (b) The Issuer shall not commingle the Funds established by this Indenture with funds, proceeds, or investment of funds relating to other issues or series of notes heretofore or hereafter issued, except to the extent such commingling is required by the Trustee for ease in administration of its duties and responsibilities; provided, however, that should the Trustee require such permitted commingling, it shall keep complete records in order that the funds, proceeds, or investments under this Indenture may at all times be identified by source and application, and if necessary, separated.

                (c) The Revenues and other moneys, Financed Eligible Loans, securities, evidences of indebtedness, interests, rights and properties pledged under this Indenture are and will be owned by the Issuer (or the Eligible Lender Trustee) free and clear of any pledge, lien, charge or encumbrance thereon or with respect thereto prior to, of equal rank with or subordinate to the respective pledges created by this Indenture, except as otherwise expressly provided herein, and all action on the part of the Issuer to that end has been duly and validly taken. If any Financed Eligible Loan is found to have been subject to a lien at the time such Financed Eligible Loan was acquired, the Issuer shall cause such lien to be released, shall purchase such Financed Eligible Loan from the Trust Estate for a purchase price equal to its principal amount plus any unamortized premium, if any, and interest accrued thereon or shall replace such Financed Eligible Loan with another Eligible Loan with substantially identical characteristics which replacement Eligible Loan shall be free and clear of liens at the time of such replacement. Except as otherwise provided herein, the Issuer shall not create or voluntarily permit to be created any debt, lien, or charge on the Financed Eligible Loans which would be on a parity with, subordinate to, or prior to the lien of this Indenture; shall not do or omit to do or suffer to be done or omitted to be done any matter or things whatsoever whereby the lien of this Indenture or the priority of such lien for the

        Obligations hereby secured might or could be lost or impaired; and will pay or cause to be paid or will make adequate provisions for the satisfaction and discharge of all lawful claims and demands which if unpaid might by law be given precedence to or any equality with this Indenture as a lien or charge upon the Financed Eligible Loans; provided, however, that nothing in this subsection (c) shall require the Issuer to pay, discharge, or make provision for any such lien, charge, claim, or demand so long as the validity thereof shall be by it in good faith contested, unless thereby, in the opinion of the Trustee, the same will endanger the security for the Obligations; and provided further that any subordinate lien hereon (i.e., subordinate to the lien securing the Senior Obligations, the Subordinate Obligations and the Junior-Subordinate Obligations) shall be entitled to no payment from the Trust Estate, nor may any remedy be exercised with respect to such subordinate lien against the Trust Estate until all Obligations have been paid or deemed paid hereunder.

        SECTION 3.03. DERIVATIVE PRODUCTS; COUNTERPARTY PAYMENTS ; ISSUER DERIVATIVE PAYMENTS. The Issuer hereby authorizes and directs the Trustee to acknowledge and agree to any Derivative Product hereafter entered into by the Issuer and a Counterparty under which (a) the Issuer may be required to make, from time to time, Issuer Derivative Payments and (b) the Trustee may receive, from time to time, Counterparty Payments for the account of the Issuer. No Derivative Product shall be entered into unless the Trustee shall have received a Rating Confirmation from each Rating Agency that such Derivative Product will not adversely affect the Rating on any of the Notes.

                                   ARTICLE IV

                       PROVISIONS APPLICABLE TO THE NOTES;
                              DUTIES OF THE ISSUER

        SECTION 4.01. PAYMENT OF PRINCIPAL, INTEREST AND PREMIUM. The Issuer covenants that it will promptly pay, but solely from the Trust Estate, the principal of and interest, if any, on each and every Obligation issued under the provisions of this Indenture at the places, on the dates and in the manner specified herein and in said Obligations and any premium required for the retirement of said Obligations by purchase or redemption according to the true intent and meaning thereof. The Obligations shall be and are hereby declared to be payable from and equally secured by an irrevocable first lien on and pledge of the properties constituting the Trust Estate, subject to the application thereof as permitted by this Indenture, but in no event shall the Registered Owners or any Counterparty have any right to possession or control of any Financed Eligible Loans, which shall be held only by the Trustee or its agent or bailee.

        SECTION 4.02. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer represents and warrants that it is duly authorized under the laws of the State to create and issue the Notes and to execute and deliver this Indenture and any Derivative Product and to make the pledge to the payment of Notes and any Issuer Derivative Payments hereunder, that all necessary action on the part of the Issuer and the Board for the creation and issuance of the Notes and the execution and delivery of this Indenture and any Derivative Product has been duly and effectively taken; and that the Notes in the hands of the Registered Owners thereof and the Issuer Derivative Payments are and will be valid and enforceable special limited obligations of the Issuer secured by and payable solely from the Trust Estate.

        SECTION 4.03. COVENANTS AS TO ADDITIONAL CONVEYANCES. At any and all times, the Issuer will duly execute, acknowledge, and deliver, or will cause to be done, executed, and delivered, all and every such further acts, conveyances, transfers, and assurances in law as the Trustee shall reasonably require for the better conveying, transferring, and pledging and confirming unto the Trustee, all and singular, the properties constituting the Trust Estate hereby transferred and pledged, or intended so to be transferred and pledged.

        SECTION 4.04. FURTHER COVENANTS OF THE ISSUER.

                (a) The Issuer will cause financing statements and continuation statements with respect thereto at all times to be filed in the office of the Secretary of State of the State and any other jurisdiction necessary to perfect and maintain the security interest granted by the Issuer hereunder.

                (b) The Issuer will duly and punctually keep, observe and perform each and every term, covenant, and condition on its part to be kept, observed, and performed, contained in this Indenture and the other agreements to which the Issuer is a party pursuant to the transactions contemplated herein, and will punctually perform all duties required by the Articles of Incorporation and Bylaws of the Issuer and the laws of the State.

                (c) The Issuer shall be operated on the basis of its Fiscal
        Year.

                (d) The Issuer shall cause to be kept full and proper books of records and accounts, in which full, true, and proper entries will be made of all dealings, business, and affairs of the Issuer which relate to the Notes and any Derivative Product.

                (e) The Issuer, upon written request of the Trustee, will permit at all reasonable times the Trustee or its agents, accountants, and attorneys, to examine and inspect the property, books of account, records, reports, and other data relating to the Financed Eligible Loans, and will furnish the Trustee such other information as it may reasonably request. The Trustee shall be under no duty to make any such examination unless requested in writing to do so by the Registered Owners of 66% in collective aggregate principal amount of the Notes at the time Outstanding, and unless such Registered Owners shall have offered the Trustee security and indemnity satisfactory to it against any costs, expenses and liabilities which might be incurred thereby.

                (f) The Issuer shall cause an annual audit to be made by an independent auditing firm of national reputation and file one copy thereof with the Trustee and each Rating Agency within 150 days of the close of each Fiscal Year. The Trustee shall be under no obligation to review or otherwise analyze such audit.

                (g) The Issuer covenants that all Financed Eligible Loans upon receipt thereof shall be delivered to the Trustee or its agent or bailee to be held pursuant to this Indenture and pursuant to the Servicing Agreement or a Custodian Agreement.

                (h) Notwithstanding anything to the contrary contained herein, except upon the occurrence and during the continuance of an Event of Default hereunder, the Issuer hereby expressly reserves and retains the privilege to receive and, subject to the terms and provisions of this Indenture, to keep or dispose of, claim, bring suits upon or otherwise exercise, enforce or realize upon its rights and interest in and to the Financed Eligible Loans and the proceeds and collections therefrom, and neither the Trustee nor any Registered Owner shall in any manner be or be deemed to be an indispensable party to the exercise of any such privilege, claim or suit and the Trustee shall be under no obligation whatsoever to exercise any such privilege, claim or suit; provided, however, that the Trustee shall have and retain possession or control of the Financed Eligible Loans pursuant to Section 5.02 hereof (which Financed Eligible Loans may be held by the Trustee's agent or bailee pursuant to a Custodian Agreement) so long as such loans are subject to the lien of this Indenture.

                (i) The Issuer shall notify the Trustee and each Rating Agency in writing prior to entering into any Derivative Product.

        SECTION 4.05. ENFORCEMENT OF SERVICING AGREEMENTS. The Issuer shall comply with and shall require the Servicer to comply with the following whether or not the Issuer is otherwise in default under this Indenture:

                (a) cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Servicing Agreements;

                (b) not permit the release of the obligations of any Servicer under any Servicing Agreement except in conjunction with amendments or modifications permitted by (h) below;

                (c) at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Issuer and of the Registered Owners under or with respect to each Servicing Agreement;

                (d) at its own expense, the Issuer shall duly and punctually perform and observe each of its obligations to the Servicer under the Servicing Agreement in accordance with the terms thereof;

                (e) the Issuer agrees to give the Trustee prompt written notice of each default on the part of the Servicer of its obligations under the Servicing Agreement coming to the Issuer's attention;

                (f) the Issuer shall not waive any default by the Servicer under the Servicing Agreement without the written consent of the Trustee;

                (g) the Issuer shall cause the Servicer to deliver to the Trustee and the Issuer, on or before June 30 of each year, beginning with June 30, 2004, a certificate stating that (i) a review of the activities of the Servicer during the preceding calendar year and of its performance under the Servicing Agreement has been made under the supervision of the officer signing such certificate and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the Servicing Agreement throughout such year, or, there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and statue thereof; and

                (h) not consent or agree to or permit any amendment or modification of any Servicing Agreement which will in any manner materially adversely affect the rights or security of the Registered Owners. The Issuer shall be entitled to receive and rely upon an opinion of its counsel that any such amendment or modification will not materially adversely affect the rights or security of the Registered Owners.

        SECTION 4.06. PROCEDURES FOR TRANSFER OF FUNDS. In any instance where this Indenture requires a transfer of funds or money from one Fund to another, a transfer of ownership in investments or an undivided interest therein may be made in any manner agreeable to the Issuer and the Trustee, and in the calculation of the amount transferred, interest on the investment which has or will accrue before the date the money is needed in the fund to which the transfer is made shall not be taken into account or considered as money on hand at the time of such transfer.

        SECTION 4.07. ADDITIONAL COVENANTS WITH RESPECT TO THE ACT. The Issuer covenants that it will cause the Trustee to be, or replace the Trustee with, an Eligible Lender under the Act, that it will acquire or cause to be acquired Eligible Loans originated and held only by an Eligible Lender and that it will not dispose of or deliver any Financed Eligible Loans or any security interest in any such Financed Eligible Loans to any party who is not an Eligible Lender so long as the Act or Regulations adopted thereunder require an Eligible Lender to be the owner or holder of Guaranteed Eligible Loans; provided, however, that nothing above shall prevent the Issuer from delivering the Eligible Loans to the Servicer or the Guarantee Agency. The Registered Owners of the Notes shall not in any circumstances be deemed to be the owner or holder of the Guaranteed Eligible Loans.

        The Issuer, or its designated agent, shall be responsible for each of the following actions with respect to the Act:

                (a) the Issuer, or its designated agent, shall be responsible for dealing with the Secretary with respect to the rights, benefits and obligations under the Certificates of Insurance and the Contract of Insurance, and the Issuer shall be responsible for dealing with the Guarantee Agencies with respect to the rights, benefits and obligations under the Guarantee Agreements with respect to the Financed Eligible Loans;

                (b) the Issuer, or its designated agent, shall cause to be diligently enforced, and shall cause to be taken all reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Eligible Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder;

                (c) the Issuer, or its designated agent, shall cause the Financed Eligible loans to be serviced by entering into the Servicing Agreement or other agreement with the Servicer for the collection of payments made for, and the administration of the accounts of, the Financed Eligible Loans;

                (d) the Issuer, or its designated agent, shall comply, and shall cause all of its officers, directors, employees and agents to comply, with the provisions of the Act and any regulations or rulings thereunder, with respect to the Financed Eligible Loans; and

                (e) the Issuer, or its designated agent, shall cause the benefits of the Guarantee Agreements, the Interest Subsidy Payments and the Special Allowance Payments to flow to the Trustee. The Trustee shall have no liability for actions taken at the direction of the Issuer, except for negligence or willful misconduct in the performance of its express duties hereunder. The Trustee shall have no obligation to administer, service or collect the loans in the Trust Estate or to maintain or monitor the administration, servicing or collection of such loans.

                (f) the Issuer, or its designated agent, shall cause each Financed Eligible Loan evidenced by a Master Promissory Note in the form mandated by Section 432(m)(1) of the Higher Education Act to be acquired pursuant to a Student Loan Sale Agreement containing language similar to the following:

                      "The [Seller] hereby represents and warrants that the
               [Seller] is transferring all of its right title and interest in the MPN Loan to the Trustee, that it has not assigned any interest in such MPN Loan (other than security interests that have been released or ownership interests that the [Seller] has reacquired) to any person other than the Trustee, and that no prior holder of the MPN Loan has assigned any interest in such MPN Loan (other than security interests that have been released or ownership interests that such prior holder has reacquired) to any person other than a predecessor in title to the [Seller]. The [Seller] hereby covenants that the [Seller] shall not attempt to transfer to any other person any interest in any MPN Loan assigned hereunder. The [Seller] hereby authorizes the Trustee to file a UCC-1 financing statement identifying the [Seller] as debtor and the Trustee as secured party and describing the Loans sold pursuant to this Agreement. The preparation or filing of such UCC-1 financing statement is solely for additional protection of the

                      Trustee's interest in the MPN Loans and shall not be
               deemed to contradict the express intent of the [Seller] and the Trustee that the transfer of MPN Loans under this Agreement is an absolute assignment of such MPN Loans and is not a transfer of such MPN Loans as security for a debt."

               The Trustee shall not be deemed to be the designated agent for the purposes of this Section 4.07 unless it has agreed in writing to be such agent.

        SECTION 4.08. FINANCED ELIGIBLE LOANS; COLLECTIONS THEREOF; ASSIGNMENT THEREOF. The Issuer, through the Servicer, shall diligently collect all principal and interest payments on all Financed Eligible Loans, and all Interest Benefit Payments, insurance, guarantee and default claims and Special Allowance Payments which relate to such Financed Eligible Loans. The Issuer shall cause the filing and assignment of such claims (prior to the timely filing deadline for such claims under the Regulations) by the Servicer. The Issuer will comply with the Act and Regulations which apply to the Program and to such Financed Eligible Loans.

        SECTION 4.09. APPOINTMENT OF AGENTS, ETC. The Issuer shall employ and appoint all employees, agents, consultants and attorneys which it may consider necessary. No member of the Board, neither singly or collectively, shall be personally liable for any act or omission not willfully fraudulent or mala fide.

        SECTION 4.10. CAPACITY TO SUE. The Issuer shall have the power and capacity to sue and to be sued on matters arising out of or relating to the financing of the Financed Eligible Loans.

        SECTION 4.11. CONTINUED EXISTENCE; SUCCESSOR TO ISSUER. The Issuer agrees that it will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises as a Nebraska corporation, except as otherwise permitted by this Section 4.11. The Issuer further agrees that it will not (a) sell, transfer or otherwise dispose of all or substantially all, of its assets (except Financed Eligible Loans if such sale, transfer or disposition will discharge this Indenture in accordance with
Article X hereof); (b) consolidate with or merge into another corporation or entity; or (c) permit one or more other corporations or entities to consolidate with or merge into it. The preceding restrictions in (a), (b) and (c) shall not apply to a transaction if the transferee or the surviving or resulting corporation or entity, if other than the Issuer, by proper written instrument for the benefit of the Trustee, irrevocably and unconditionally assumes the obligation to perform and observe the agreements and obligations of the Issuer under this Indenture.

        If a transfer is made as provided in this Section 4.11, the provisions of this Section 4.11 shall continue in full force and effect and no further transfer shall be made except in compliance with the provisions of this Section 4.11.

        SECTION 4.12. AMENDMENT OF STUDENT LOAN PURCHASE AGREEMENTS. The Issuer shall notify the Trustee in writing of any proposed amendments to any existing Student Loan Purchase Agreement. No such amendment shall become effective unless and until the Trustee consents thereto in writing. The consent of the Trustee shall not be unreasonably withheld and shall not be withheld if the Trustee receives an opinion of counsel acceptable to them that such an amendment is required by the Act and is not materially prejudicial to the Registered Owners. Notwithstanding the foregoing, however, the Trustee shall consent to an amendment from time to time so long as it is not materially prejudicial to the interests of the Registered Owners, and the Trustee may rely on an opinion of counsel to such effect.

        SECTION 4.13. REPRESENTATIONS; NEGATIVE COVENANTS.

                (a) The Issuer hereby makes the following representations and warranties to the Trustee on which the Trustee relies in authenticating the Notes and on which the Registered Owners have relied in purchasing the Notes. Such representations and warranties shall survive the transfer and assignment of the Trust Estate to the Trustee.

                        (i) ORGANIZATION AND GOOD STANDING. The Issuer is duly
                organized and validly existing under the laws of the State, and has the power to own its assets and to transact the business in which it presently engages.

                        (ii) DUE QUALIFICATION. The Issuer is duly qualified to
                do business and is in good standing, and has obtained all material necessary licenses and approvals, in all jurisdictions where the failure to be so qualified, have such good standing or have such licenses or approvals would have a material adverse effect on the Issuer's business and operations or in which the actions as required by this Indenture require or will require such qualification.

                        (iii) AUTHORIZATION. The Issuer has the power, authority
                and legal right to execute, deliver and perform this Indenture and to grant the Trust Estate to the Trustee and the execution, delivery and performance of this Indenture and grant of the Trust Estate to the Trustee have been duly authorized by the Issuer by all necessary corporate action.

                        (iv) BINDING OBLIGATION. This Indenture, assuming due
                authorization, execution and delivery by the Trustee, constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

                        (v) NO VIOLATION. The consummation of the transactions
                contemplated by this Indenture and the fulfillment of the terms hereof does not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents of the Issuer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its material properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Indenture, nor violate any law or any order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

                        (vi) NO PROCEEDINGS. There are no proceedings,
                injunctions, writs, restraining orders or investigations to which the Issuer or any of such entity's affiliates is a party pending, or, to the best of such entity's knowledge, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Indenture, (B) seeking to prevent the issuance of any Notes or the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of this Indenture.

                        (vii) APPROVALS. All approvals, authorizations,
                consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required on the part of the Issuer in connection with the execution and delivery of this Indenture have been taken or obtained on or prior to the Date of Issuance.

                        (viii) PLACE OF BUSINESS. The Issuer's place of business
                and chief executive office is 121 South 13 Street, Suite 301, Lincoln, NE 68508.

                        (ix) TAX AND ACCOUNTING TREATMENT. The Issuer intends to
                treat the transactions contemplated by the Student Loan Purchase Agreements as an absolute transfer rather than as a pledge of the Financed Eligible Loans from the Seller for federal income tax and financial accounting purposes and the Issuer will be treated as the owner of the Financed Eligible Loans for all purposes. The Issuer further intends to treat the Senior Notes as its indebtedness for federal income tax and financial accounting purposes.

                        (x) TAXES. The Issuer has filed (or caused to be filed)
                all federal, state, county, local and foreign income, franchise and other tax returns required to be filed by it through the date hereof, and has paid all taxes reflected as due thereon. The Issuer has taken all steps necessary to ensure that it is eligible to file a consolidated federal income tax return with Nelnet, Inc. and such returns will be filed for all taxable years in which the Notes are Outstanding. There is no pending dispute with any taxing authority that, if determined adversely to the Issuer, would result in the assertion by any taxing authority of any material tax deficiency, and the Issuer has no knowledge of a proposed liability for any tax year to be imposed upon such entity's properties or assets for which there is not an adequate reserve reflected in such entity's current financial statements.

                        (xi) LEGAL NAME. The legal name of the Issuer is "Nelnet
                Education Loan Funding, Inc.," formerly known as NEBHELP, Inc. and Nebraska Higher Education Loan Program, Inc.

                        (xii) BUSINESS PURPOSE. The Issuer has acquired the
                Financed Eligible Loans conveyed to it under a Student Loan Purchase Agreement for a bona fide business purpose and has undertaken the transactions contemplated herein as principal rather than as an agent of any other person. The Issuer has no subsidiaries, has adopted and operated consistently with all corporate formalities with respect to its operations and has engaged in no other activities other than those specified in this Indenture and the Student Loan Purchase Agreements and in accordance with the transactions contemplated herein and therein.

                        (xiii) COMPLIANCE WITH LAWS. The Issuer is in compliance
                with all applicable laws and regulations with respect to the conduct of its business and has obtained and maintains all permits, licenses and other approvals as are necessary for the conduct of its operations.

                        (xiv) VALID BUSINESS REASONS; No Fraudulent Transfers.
                The transactions contemplated by this Indenture are in the ordinary course of the Issuer's business and the Issuer has valid business reasons for granting the Trust Estate pursuant to this Indenture. At the time of each such grant: (A) the Issuer granted the Trust Estate to the Trustee without any intent to hinder, delay, or defraud any current or future creditor of the Issuer; (B) the Issuer was not insolvent and did not become insolvent as a result of any such grant; (C) the Issuer was not engaged and was not about to engage in any business or transaction for which any property remaining with such entity was an unreasonably small capital or for which the remaining assets of such entity are unreasonably small in relation to the business of such entity or the transaction; (D) the Issuer did not intend to incur, and did not believe or should not have reasonably believed, that it would incur, debts beyond its ability to pay as they become due; and (E) the consideration paid received by the Issuer for the grant of the Trust Estate was reasonably equivalent to the value of the related grant.

                        (xv) NO MANAGEMENT OF AFFAIRS OF SELLER. The Issuer is
                not and will not be involved in the day-to-day management of the Seller or the Issuer's parent or any affiliate.

                        (xvi) NO INTERCORPORATE TRANSFERS WITH SELLER OR
                AFFILIATES. Other than the acquisition of assets and the transfer of any Notes pursuant to this Indenture, the Issuer does not engage in and will not engage in any intercorporate transactions with the Seller and affiliates, except as provided herein with respect to Program Expenses and the Administrative Services Agreement or the payment of dividends to the Issuer's parent.

                        (xvii) ABILITY TO PERFORM. There has been no material
                impairment in the ability of the Issuer to perform its obligations under this Indenture.

                        (xviii) FINANCIAL CONDITION. No material adverse change
                has occurred in the Issuer's financial status since the date of its formation.

                        (xix) EVENT OF DEFAULT. No Event of Default has occurred
                and no event has occurred that, with the giving of notice, the passage of time, or both, would become an Event of Default.

                        (xx) ACQUISITION OF FINANCED ELIGIBLE LOANS LEGAL. The
                Issuer has complied with all applicable federal, state and local laws and regulations in connection with its acquisition of the Financed Eligible Loans from the Seller.

                (b) The Issuer will not:

                        (i) sell, transfer, exchange or otherwise dispose of any
                portion of the Trust Estate except as expressly permitted by this Indenture;

                        (ii) claim any credit on, or make any deduction from,
                the principal amount of any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

                        (iii) except as otherwise provided herein, dissolve or
                liquidate in whole or in part, except with the prior written consent of the Trustee, and to the extent Notes remain Outstanding, approval of the Registered Owners and a Rating Confirmation;

                        (iv) permit the validity or effectiveness of this
                Indenture, any Supplement or any grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby;

                        (v) except as otherwise provided herein, permit any
                lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof;

                        (vi) permit the lien of this Indenture not to constitute
                a valid first priority, perfected security interest in the Trust Estate;

                        (vii) incur or assume any indebtedness or guarantee any
                indebtedness of any Person whether secured by any Financed Eligible Loans under this Indenture or otherwise, except for such obligations as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture and unsecured trade payables in the ordinary course of its business;

                        (viii) operate such that it would be consolidated with
                its parent or any other affiliate and its separate corporate existence disregarded in any federal or state proceeding;

                        (ix) act as agent of any Seller or, except as provided
                in the Servicing Agreement, allow the Seller to act as its agent;

                        (x) allow the Seller or its parent or any other
                affiliate to pay its expenses, guarantee its obligations or advance funds to it for payment of expenses; or

                        (xi) consent to the appointment of a conservator or
                receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Issuer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Issuer; or the Issuer shall not consent to the appointment of a receiver, conservator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Issuer or of or relating to all or substantially all of its property; or admit in writing its inability to pay


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

                its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

                (c) The Issuer makes the following representations and warranties as to the Trust Estate which is granted to the Trustee hereunder on such date, on which the Trustee relies in accepting the Trust Estate. Such representations and warranties shall survive the grant of the Trust Estate to the Trustee pursuant to this Indenture:

                        (i) FINANCED ELIGIBLE LOANS. Each Financed Eligible Loan
                acquired by the Issuer shall constitute an Eligible Loan and contain the characteristics found in a Student Loan Purchase Agreement.

                        (ii) SCHEDULE OF FINANCED ELIGIBLE LOANS. The
                information set forth in each Schedule of Financed Eligible Loans is true and correct in all material respects as of the opening of business on the Date of Issuance.

                        (iii) GRANT. It is the intention of the Issuer that the
                transfer herein contemplated constitutes a grant of the Financed Eligible Loans to the Trustee.

                        (iv) ALL FILINGS MADE. All filings (including, without
                limitation, UCC filings) necessary in any jurisdiction to give the Trustee a first priority perfected ownership and security interest in the Trust Estate, including the Financed Eligible Loans, have been made no later than the Date of Issuance and copies of the file-stamped financing statements shall be delivered to the Trustee within five Business Days of receipt by the Issuer or its agent from the appropriate secretary of state. The Issuer has not caused, suffered or permitted any lien, pledges, offsets, defenses, claims, counterclaims, charges or security interest with respect to the Financed Eligible Loans (other than the security interest created in favor of the Trustee) to be created.

                        (v) TRANSFER NOT SUBJECT TO BULK TRANSFER ACT. Each
                grant of the Financed Eligible Loans by the Issuer pursuant to this Indenture is not subject to the bulk transfer act or any similar statutory provisions in effect in any applicable jurisdiction.

                        (vi) NO TRANSFER TAXES DUE. Each grant of the Financed
                Eligible Loans (including all payments due or to become due thereunder) by the Issuer pursuant to this Indenture is not subject to and will not result in any tax, fee or governmental charge payable by the Issuer or the Seller to any federal, state or local government.

                        (vii) NOT AN INVESTMENT COMPANY. The Issuer is not an
                "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

                        (viii) BINDING OBLIGATIONS. This Indenture, the Notes
                and each Obligation constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general; and
                (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                        (ix) VALID SECURITY INTEREST. This Indenture creates a
                valid and continuing security interest (as defined in the Uniform Commercial Code as in effect in the State of Nebraska) in the Financed Eligible Loans in favor of the Trustee, and is enforceable as such against any creditors of the Issuer.

        SECTION 4.14. ADDITIONAL COVENANTS. So long as any of the Notes are
Outstanding:

                (a) The Issuer shall not engage in any business or activity other than in connection with the activities contemplated hereby and in the Student Loan Purchase Agreements, and in connection with the issuance of Notes.

                (b) The Issuer shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity except as otherwise provided herein.

                (c) The funds and other assets of the Issuer shall not be commingled with those of any other individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                (d) The Issuer shall not be, become or hold itself out as being liable for the debts of any other party.

                (e) The Issuer shall act solely in its own name and through its duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned.

                (f) The Issuer shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Issuer may be kept (subject to any provision contained in the statutes) inside or outside the State at such place or places as may be designated from time to time by the board of trustees or in the bylaws of the Issuer.

                (g) All actions of the Issuer shall be taken by a duly authorized officer or agent of the Issuer.

                (h) The Issuer shall not amend, alter, change or repeal any provision contained in this Section 4.14 without (i) the prior written consent of the Trustee and (ii) a Rating Confirmation from each Rating Agency rating any Notes Outstanding (a copy of which shall be provided to the Trustee).

                (i) The Issuer shall not amend its Articles of Incorporation without first obtaining the prior written consent of each Rating Agency.

                (j) All audited financial statements of the Issuer that are consolidated with those of any affiliate thereof will contain detailed notes clearly stating that (i) all of the Issuer's assets are owned by the Issuer, and (ii) the Issuer is a separate entity with creditors who have received ownership and/or security interests in the Issuer's assets.

                (k) The Issuer will strictly observe legal formalities in its dealings with the Seller, the Issuer's parent or any affiliate thereof, and funds or other assets of the Issuer will not be commingled with those of the Seller, the Issuer's parent or any other affiliate thereof. The Issuer shall not maintain joint bank accounts or other depository accounts to which the Seller, the Issuer's parent or any other affiliate has independent access. None of the Issuer's funds will at any time be pooled with any funds of the Seller, the Issuer's parent or any other affiliate.

                (l) The Issuer will maintain an arm's length relationship with the Seller (and any affiliate). Any Person that renders or otherwise furnishes services to the Issuer will be compensated by the Issuer at market rates for such services it renders or otherwise furnishes to the Issuer except as otherwise provided in this Indenture. Except as contemplated in this Indenture, the Student Loan Purchase Agreements or the Servicing Agreement, the Issuer will not hold itself out to be responsible for the debts of the Seller, the parent or the decisions or actions respecting the daily business and affairs of the Seller or parent.

        SECTION 4.15. PROVIDING OF NOTICE. The Issuer, upon learning of any failure on its part to observe or perform in any material respect any covenant, representation or warranty of the Issuer set forth in this Indenture or the Student Loan Purchase Agreements, or of any failure on the part of the Seller to observe or perform in any material respect any covenant, representation or warranty of the Seller set forth in the Student Loan Purchase Agreements, shall promptly notify the Trustee, the Servicer and each Rating Agency of such failure.

        SECTION 4.16. REPORTS BY ISSUER. The Issuer will:

                (a) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act;

                (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

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

                (c) transmit by mail to the Registered Owners of Notes, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (a) and (b) of this Section 4.16 as may be required by rules and regulations prescribed from time to time by the Commission; and

                (d) the Trustee shall mail to each Registered Owner, within 60 days after each December 31 beginning with the December 31 following the date of this Indenture, a brief report as of such December 31 that complies with TIA Section 313(a) if required by said section. The Trustee shall also comply with TIA Section 313(b). A copy of each such report required pursuant to TIA Section 313(a) or (b) shall, at the time of such transaction to Registered Owners, be filed by the Trustee with the Commission and with each securities exchange, if any, upon which the Notes are listed, provided that the Issuer has previously notified the Trustee of such listing.

        The Trustee may conclusively rely and accept such reports from the Issuer as fulfilling the requirements of this Section 4.16, with no further duty to know, determine or examine such reports or comply with the prescribed timing, rules and regulations of the Commission.

        SECTION 4.17. STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Trustee, within 75 days after the end of each fiscal year, a brief certificate from an Authorized Officer including (i) a current list of the officers and directors of the Issuer and a list of Authorized Representatives, and (ii) a statement of the Issuer's compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 4.17, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

        SECTION 4.18. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Issuer covenants that if:

                (a) default is made in the payment of any installment of interest, if any, on any Notes when such interest becomes due and payable and such default continues for a period of 30 days; or

                (b) default is made in the payment of the principal of (or premium, if any, on) any Notes at its Maturity,

then the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Registered Owners, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest, if any, at the rate or rates borne by or provided for in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

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

        If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon such Notes of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon such Notes, wherever situated.

        If an Event of Default with respect to Notes occurs and is continuing, the Trustee may, after being indemnified to its satisfaction and in its discretion, proceed to protect and enforce its rights and the rights of the Registered Owners of Notes and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        SECTION 4.19. REPRESENTATIONS OF THE ISSUER REGARDING THE TRUSTEE'S SECURITY INTEREST. The Issuer hereby represents and warrants for the benefit of the Trustee and the Noteholders as follows:

                (a) This Indenture creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code in effect in the State of Nebraska) in the Financed Eligible Loans in favor of the Trustee, which security interest is prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from the Issuer.

                (b) The Act deems the Financed Eligible Loans to constitute accounts within the meaning of the applicable UCC as in effect in the State of Nebraska for the purposes of perfecting a security interest in the Financed Eligible Loans.

                (c) The Issuer (or the Eligible Lender Trustee on behalf of the Issuer) owns and has good and marketable title to the Financed Eligible Loans free and clear of any lien, charge, security interest, mortgage or other encumbrance, claim or encumbrance of any Person.

                (d) The Issuer has caused or will have caused, within 10 days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Financed Eligible Loans granted to the Trustee hereunder.

                (e) All executed copies of each promissory note that constitute or evidence the Financed Eligible Loans have been delivered to either the Trustee or the Custodian.

                (f) The Issuer has received a written acknowledgment from each Custodian that such Custodian is holding the promissory notes that constitute or evidence the Financed Eligible Loans solely on behalf and for the benefit of the Trustee.

                (g) Other than the security interest granted to the Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Financed Eligible Loans. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Financed Eligible Loans other than any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

        SECTION 4.20. COVENANTS OF THE ISSUER REGARDING THE TRUSTEE'S SECURITY INTEREST. The Issuer hereby covenants for the benefit of the Trustee and the Noteholders as follows:

                (a) The Trustee shall not waive any of the representations and warranties set forth in Section 4.19 above.

                (b) The Issuer shall take all steps necessary, and shall cause the Servicers to take all steps necessary and appropriate, to maintain the perfection and priority of the Trustee's security interest in the Financed Eligible Loans.

        SECTION 4.21. TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, business and franchise tax purposes, the Notes (other than the Junior-Subordinate Notes) will qualify as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note, agree to treat the Notes (other than the Junior-Subordinate Notes) for federal, state and local income, business and franchise tax purposes as indebtedness of the Issuer.

        SECTION 4.22. OPINIONS AS TO INDENTURE TRUST ESTATE.

                (a) On the Closing Date, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any Supplemental Indentures hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                (b) On or before March 31, in each calendar year, beginning on March 31, 2004, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any Supplemental Indentures hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any Supplemental Indentures hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31, in the following calendar year.

                                   ARTICLE V

                                      FUNDS

        SECTION 5.01. CREATION AND CONTINUATION OF FUNDS AND ACCOUNTS.

                (a) There are hereby created and established the following Funds to be held and maintained by the Trustee for the benefit of the Registered Owners:

                (i) Acquisition/Redemption Fund;

                (ii) Collection Fund; and

                (iii) Reserve Fund.

                (b) The Operating Fund has previously been established by the Issuer, is hereby continued, does not constitute a Fund within the meaning of this Indenture, and is held by a depository bank of the Issuer for the benefit of the Issuer; and the Registered Owners shall have no right, title or interest therein.

        The Trustee is hereby authorized for the purpose of facilitating the administration of the Trust Estate and for the administration of any Notes issued hereunder to create further Accounts or Subaccounts in any of the various Funds and Accounts established hereunder which are deemed necessary or desirable.

        SECTION 5.02. ACQUISITION/REDEMPTION FUND. There shall be deposited into the Acquisition/Redemption Fund amounts described in any Supplemental Indenture, any deposit of funds from the Issuer, moneys from proceeds of any Notes and moneys transferred thereto from the Collection Fund pursuant to Section 5.03 hereof. Financed Eligible Loans shall be held by the Trustee or its agent or bailee (including the Servicer) and shall be pledged to the Trust Estate and accounted for as a part of the Acquisition/Redemption Fund.

        Moneys on deposit in the Acquisition/Redemption Fund shall be used, upon Issuer Order, (i) solely to pay costs of issuance of the Notes, (ii) to redeem Notes in accordance with the provisions of any Supplemental Indenture, (iii) to make Principal Reduction Payments on any Principal Reduction Payment Date in accordance with the provisions of any Supplemental Indenture, and (iv) upon receipt by the Trustee of an Eligible Loan Acquisition Certificate, to acquire Eligible Loans at a price which would permit the results of cash flow analyses provided to each Rating Agency on any Date of Issuance to be sustained as certified to the Trustee on the Acquisition Certificate; provided that such price may be increased if Rating Confirmation is obtained, based on new cash flow analyses containing such assumptions as the Issuer shall reasonably determine. Any such Issuer Order or Eligible Loan Acquisition Certificate shall state that such proposed use of moneys in the Acquisition/Redemption Fund is in compliance with the provisions of this Indenture. If the Issuer determines that all or any portion of such moneys cannot be so used, then an Authorized Representative of the Issuer may, by Issuer Order, direct the Trustee to redeem Notes in accordance with any Supplemental Indenture.

        Notwithstanding the foregoing, if on any Note Payment Date there are not sufficient moneys on deposit in the Collection Fund to make the transfers required by Section 5.03(b)(i) through (vii) hereof, then, an amount equal to any such deficiency may, upon Issuer Order, be transferred directly from the Acquisition/Redemption Fund.

        While the Issuer will be the beneficial owner of the Financed Eligible Loans and the Registered Owners will have a security interest therein, it is understood and agreed that the Eligible Lender Trustee will be the legal owner thereof and will have a security interest in the Financed Eligible Loans for and on behalf of the Registered Owners. The notes representing the Financed Eligible Loans will be held in the name of the Eligible Lender Trustee for the account of the Issuer, for the benefit of the Noteholders.

        Financed Eligible Loans shall be sold, transferred or otherwise disposed of (other than for consolidation, serialization or transfer to a Guaranty Agency) by the Trustee free from the lien of this Indenture at any time pursuant to an Issuer Order and if the Trustee is provided with the following:

                (a) an Issuer Order stating the sale price and directing that Financed Eligible Loans be sold, transferred or otherwise disposed of and delivered to:

                        (i) if the Eligible Loan is originated under the Act and
                the Act requires any such Eligible Loan to be held only by an Eligible Lender, an Eligible Lender under the Act whose name shall be specified; or

                        (ii) the trustee under another indenture securing notes
                issued by the Issuer; and

                (b) a certificate signed by an Authorized Representative of the Issuer to the effect that:

                        (i) the disposition price is equal to or in excess of
                the principal amount thereof (plus accrued interest) or equal to or in excess of the purchase price paid by the Issuer for such Financed Eligible Loan (less principal amounts received with respect to such Financed Eligible Loan); or

                        (ii) the disposition price is lower than the principal
                amount thereof (plus accrued interest), and (A) the Issuer reasonably believes that the Revenues expected to be received (after giving effect to such disposition) would be at least equal to the Revenues expected to be received assuming no such sale, transfer or other disposition occurred, or (B) the Issuer shall remain able to pay debt service on the Notes and make payment on any other Obligations on a timely basis (after giving effect to such sale, transfer or other disposition) whereas it would not have been able to do so on a timely basis if it had not sold, transferred or disposed of the Financed Eligible Loans at such discounted amount, or (C) the Aggregate Market Value of the Trust Estate (after giving effect to such sale, transfer or other disposition) will be at least equal to 100% of the aggregate principal amount of the Obligations plus accrued interest, or (D) the amount for which the Financed Eligible Loans are being sold, assigned, transferred or disposed of is equal to the purchase price paid by the Issuer for such Financed Eligible Loans (less principal amounts received with respect to such Financed Eligible Loans).

        Further, Financed Eligible Loans shall also be sold, transferred or otherwise disposed of by the Trustee pursuant to an Issuer Order in which the Issuer determines that such disposition of Financed Eligible Loans from the Trust Estate is necessary in order to avoid the occurrence of an Event of Default hereunder or to avoid any default in the payment obligations of the Issuer under any reimbursement agreement, in such amount and at such times and prices as may be specified in such Issuer Order. The Trustee, following receipt of the foregoing and of a certificate of the Issuer indicating that such purchaser or transferee is one of the entities described in clause (a) above, if applicable, shall deliver such Financed Eligible Loans free from the lien of this Indenture upon the receipt of the purchase price or consideration specified in the Issuer Order, in compliance with the foregoing. The proceeds to be received upon any disposition may consist of cash, Investment Securities and/or Eligible Loans.

        SECTION 5.03. COLLECTION FUND.

                (a) The Trustee shall deposit into the Collection Fund amounts described in any Supplemental Indenture, all Revenues derived from Financed Eligible Loans acquired by the Issuer, all other Revenue derived from moneys or assets on deposit in the Acquisition/Redemption Fund and the Reserve Fund, all Counterparty Payments and any other amounts deposited thereto upon receipt of an Issuer Order. All Recoveries of Principal constituting a portion of the Revenue deposited in the Collection Fund and so identified to the Trustee by the Issuer shall be transferred, on a monthly basis, to the Acquisition/Redemption Fund. Upon receipt of an Issuer Order substantially in the form of Exhibit B hereto, directing the same, moneys in the Collection Fund shall be used, on any date, to make a transfer to the Operating Fund, subject to Section 5.05 hereof. Upon receipt of an Issuer Order directing the same, moneys in the Collection Fund shall be used, on any date, to fund the acquisition of Add-on Consolidation Loans during the related Add-on Period to the extent moneys are not otherwise available therefor in the Acquisition/Redemption Fund. The Issuer shall provide the Trustee with an Issuer Order with respect to all Issuer Derivative Payments and carry-over interest amounts, which Issuer Order the Trustee may conclusively rely on.

                (b) In addition, on each Note Payment Date and Derivative Payment Date, money in the Collection Fund shall be used and transferred to other funds or Persons in the following order of precedence (any money not so transferred or paid to remain in the Collection Fund until subsequently applied pursuant to this Section 5.03(b)):

                        (i) on a parity basis, to pay interest due on any Senior
                Notes on such Note Payment Date and any Issuer Derivative Payment secured on a parity with the Senior Notes due on such Derivative Payment Date;

                        (ii) on a parity basis, to pay the principal of or
                premium, if any, on any Senior Notes due on such Note Payment Date (if such Note Payment Date is a Stated Maturity or mandatory sinking fund redemption date with respect to such Senior Notes);

                        (iii) on a parity basis, to pay interest due on any
                Subordinate Notes on such Note Payment Date and any Issuer Derivative Payment secured on a parity with the Subordinate Notes due on such Derivative Payment Date;

                        (iv) on a parity basis, to pay the principal of or
                premium, if any, on any Subordinate Notes due on such Note Payment Date (if such Note Payment Date is a Stated Maturity or mandatory sinking fund redemption date with respect to such Subordinate Notes);

                        (v) on a parity basis, to pay interest on
                Junior-Subordinate Notes on such Note Payment Date and to make any Issuer Derivative Payment secured on a parity with such Junior-Subordinate Notes due on such Derivative Payment Date;

                        (vi) on a parity basis, to pay the principal of or
                premium, if any, on any Junior-Subordinate Notes due on such Note Payment Date (if such Note Payment Date is a Stated Maturity or mandatory sinking fund redemption date with respect to such Junior-Subordinate Notes);

                        (vii) to the Reserve Fund the amount, if any, required
                by Section 5.04 hereof;

                        (viii) upon receipt of an Issuer Order, to pay interest
                accrued on the interest carryover amounts of the Senior Notes, the interest carryover amounts of the Senior Notes, to pay interest accrued on the interest carryover amounts of the Subordinate Notes, the interest carryover amounts of the Subordinate Notes, to pay interest accrued on the interest carryover amounts of the Junior-Subordinate Notes, the interest carryover amounts of the Junior-Subordinate, in that order of priority provided, however, on any Payment Date, any such amount shall be allocated first to any Notes being redeemed on such Payment Date;

                        (ix) upon receipt of an Issuer Order, to pay unpaid
                Termination Payments due on a Derivative Payment Date and any other unpaid Issuer Derivative Payment in the following order of priority: FIRST, to a Counterparty who has provided a Derivative Product secured on a parity with the Senior Notes; SECOND, to a Counterparty who has provided a Derivative Product secured on a parity with the Subordinate Notes; THIRD, to a Counterparty who has provided a Derivative Product secured on a parity with the Junior-Subordinate Notes;

                        (x) at the option of the Issuer and upon Issuer Order,
                to the Acquisition/Redemption Fund; and

                        (xi) at the option of the Issuer and upon Issuer Order,
                to the Issuer to the extent permitted by Section 5.06 hereof.

        SECTION 5.04. RESERVE FUND.

                (a) The Trustee shall deposit to the Reserve Fund the amount, if any, specified in each Supplemental Indenture. On each Note Payment Date, to the extent there are insufficient moneys in the Collection Fund to make the transfers required by Sections 5.03(b)(i) through (vi) hereof, then, the amount of such deficiency shall be paid directly from the Reserve Fund if such deficiency has not been paid from the Acquisition/Redemption Fund.

                (b) If the Reserve Fund is used for the purposes described in
        Section 5.04(a) hereof, the Trustee shall restore the Reserve Fund to the Reserve Fund Requirement with respect thereto by transfers from the Collection Fund on the next Note Payment Date pursuant to Section 5.03(b)(vii) hereof or from the Acquisition/Redemption Fund pursuant to
        Section 5.02 hereof. If the full amount required to restore the Reserve Fund to the applicable Reserve Fund Requirement is not available in the Collection Fund on such next succeeding Note Payment Date, the Trustee shall continue to transfer funds from the Collection Fund as they become available and in accordance with Section 5.03(b)(vii) until the deficiency in the Reserve Fund has been eliminated.

                (c) On any day that the amount in the Reserve Fund exceeds the Reserve Fund Requirement with respect thereto for any reason, the Trustee, at the direction of the Issuer, shall transfer the excess to the Acquisition/Redemption Fund. Moneys in the Reserve Fund shall not be used to pay principal on the Notes, other than on a Stated Maturity Date or in connection with the defeasance of this Indenture in accordance with Article X hereof.

        SECTION 5.05. OPERATING FUND. The Trustee shall deposit to the Operating Fund or transfer to the Issuer's depository bank if not the Trustee, the amount, if any, specified in each Supplemental Indenture. The Operating Fund is a special fund created with a depository bank of the Issuer and shall be used to pay Program Expenses. The Operating Fund shall be held by such depository bank of the Issuer, and no Registered Owner shall have any right, title or interest in the Operating Fund. Amounts deposited in the Operating Fund shall be used to pay Program Expenses.

        The amount deposited in the Operating Fund by transfer from the Collection Fund and, if necessary, from the Acquisition/Redemption Fund, and the schedule of deposits shall be determined by the Issuer. The Issuer shall certify that the amount so transferred in any one Fiscal Year shall not exceed the amount budgeted by the Issuer as Program Expenses for such Fiscal Year with respect to the Notes and as may be limited by a Supplemental Indenture, and shall not exceed the amount designated therefor in the cash flows provided to each Rating Agency on each Date of Issuance, unless the Issuer, after furnishing each Rating Agency with revised cash flows, shall have received a Rating Confirmation. The Issuer shall provide the Trustee with an Issuer Order from time to time as to the amount to be transferred, and the Trustee may rely upon such Issuer certification as set forth in this section.

        At any time in order to meet expenses which have been incorporated in an amended budget, the Issuer may requisition from the Trustee the amount which it is anticipated will be required to pay the Program Expenses not in excess of the amount budgeted with respect to the Notes for the period to the next deposit into the Operating Fund. The requisition, in the form of an Issuer Order, shall include a statement that the amount requisitioned, when combined with the amount requisitioned previously in the Fiscal Year, does not exceed the amount currently budgeted for that year as Program Expenses or as may be further limited by a Supplemental Indenture, and shall not exceed the amount designated therefor in the cash flows provided to each Rating Agency on each Date of Issuance, unless the Issuer, after furnishing each Rating Agency with revised cash flows, shall have received a Rating Confirmation.

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

        Upon the receipt of such requisition, the Trustee shall withdraw the amount requisitioned from the Collection Fund, and if necessary, from the Acquisition/Redemption Fund (or so much thereof as is then on deposit in such Funds) and transfer the same into the Operating Fund. The Issuer may request that the Trustee pay the requisitioned amount in installments as specified by the Issuer. In the event there is not sufficient money on hand in the Collection Fund and the Acquisition/Redemption Fund to transfer the full amount requisitioned, the Trustee shall notify the Issuer and the Issuer shall then determine the amount to be transferred.

        SECTION 5.06. TRANSFERS TO ISSUER. Transfers from the Collection Fund to the Issuer may be made in accordance with Section 5.03(b)(xi); provided, however, that no transfer of assets to the Issuer (other than pursuant to the Operating Fund as otherwise permitted in Article V of the Indenture) shall be made if there is not on deposit in the Reserve Fund an amount equal to at least the Reserve Fund Requirement; and further provided, that no transfer shall be made to the Issuer unless the Issuer certifies that immediately after taking into account any such transfer, the Aggregate Market Value of the assets in the Trust Estate will be equal to the greater of at least _____% of the unpaid principal amount of the Senior Notes Outstanding and Subordinate Notes Outstanding.

        The amounts so transferred to the Issuer may be used for any proper purpose of the Issuer and investment earnings thereon shall be the property of the Issuer.

        SECTION 5.07. INVESTMENT OF FUNDS HELD BY TRUSTEE. The Trustee shall invest money held for the credit of any Fund or Account or Subaccount held by the Trustee hereunder as directed in writing (or orally, confirmed in writing) by an Authorized Representative of the Issuer, to the fullest extent practicable and reasonable, in Investment Securities which shall mature or be redeemed at the option of the holder prior to the respective dates when the money held for the credit of such Fund or Account will be required for the purposes intended. In the absence of any such direction and to the extent practicable, the Trustee shall invest amounts held hereunder in those Investment Securities described in clause (a) of the definition of the Investment Securities. All income and earning on such investments shall be transferred monthly to the Collection Fund. The Trustee and the Issuer hereby agree that unless an Event of Default shall have occurred hereunder, the Issuer acting by and through an Authorized Representative shall be entitled to, and shall, provide written direction or oral direction confirmed in writing to the Trustee with respect to any discretionary acts required or permitted of the Trustee under any Investment Securities and the Trustee shall not take such discretionary acts without such written direction.

        The Investment Securities purchased shall be held by the Trustee and shall be deemed at all times to be part of such Fund or Account or Subaccounts or combination thereof, and the Trustee shall inform the Issuer of the details of all such investments. Upon direction in writing (or orally, confirmed in writing) from an Authorized Representative of the Issuer, the Trustee shall use its best efforts to sell at the best price obtainable, or present for redemption, any Investment Securities purchased by it as an investment whenever it shall be necessary to provide money to meet any payment from the applicable Fund. The Trustee shall advise the Issuer in writing, on or before the fifteenth day of each calendar month (or such later date as reasonably consented to by the Issuer), of all investments held for the credit of each Fund in its custody under the provisions of this Indenture as of the end of the preceding month and the value thereof, and shall list any investments which were sold or liquidated for less than their Value at the time thereof.

        Money in any Fund constituting a part of the Trust Estate may be pooled for the purpose of making investments and may be used to pay accrued interest on Investment Securities purchased. The Trustee and its affiliates may act as principal or agent in the acquisition or disposition of any Investment Securities.

        Notwithstanding the foregoing, the Trustee shall not be responsible or liable for any losses on investments made by it hereunder or for keeping all Funds held by it, fully invested at all times, its only responsibility being to comply with the investment instructions of the Issuer or its designee in a non-negligent manner.

        The Issuer acknowledges that to the extent the regulations of the Comptroller of the Currency or other applicable regulatory agency grant the Issuer the right to receive brokerage confirmations of security transactions, the Issuer waives receipt of such confirmations.

        SECTION 5.08. INVESTMENT SECURITIES. Any investment of funds in Investment Securities shall be held by a financial institution in accordance with the following requirements:

                (a) all Investment Securities shall be held in an account with such financial institution in the name of the Trustee;

                (b) all Investment Securities held in such account shall be delivered to the Trustee in the following manner:

                        (i) with respect to bankers' acceptances, commercial
                paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC (other than certificated securities) and are susceptible of physical delivery, transferred to the Trustee by physical delivery to the Trustee, endorsed to, or registered in the name of, the Trustee or its nominee or endorsed in blank; or such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Investment Securities to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                        (ii) with respect to a "certificated security" (as
                defined in Section 8-102(a)(4) of the UCC), transferred:

                                (A) by physical delivery of such certificated
                        security to the Trustee, provided that if the certificated security is in registered form, it shall be endorsed to, or registered in the name of, the Trustee or endorsed in blank;

                                (B) by physical delivery of such certificated
                        security in registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) acting on behalf of the Trustee if the certificated security has been specially endorsed to the Trustee by an effective endorsement;

                        (iii) with respect to any security issued by the U.S.
                Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book entry registration of such property to an appropriate book entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book entry registration to the Trustee of the purchase by the securities intermediary on behalf of the Trustee of such book entry security; the making by such securities intermediary of entries in its books and records identifying such book entry security held through the Federal Reserve System pursuant to Federal book entry regulations as belonging to the Trustee and indicating that such securities intermediary holds such book entry security solely as agent for the Trustee; or such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Investment Securities to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                        (iv) with respect to any "uncertificated security" (as
                defined in Section 8-102(a)(18) of the UCC) that is not governed by clause (iii) above, transferred:

                                (A) (1) by registration to the Trustee as the
                        registered owner thereof, on the books and records of the issuer thereof; or

                                (2) by registration to another Person (not a
                        securities intermediary) that either becomes the registered owner of the uncertificated security on behalf of the Trustee or, having become the registered owner, acknowledges that it holds for the Trustee; or

                                (B) by the issuer thereof having agreed that it
                        will comply with instructions originated by the Trustee without further consent of the registered owner thereof;

                        (v) with respect to any "security entitlement" (as
                defined in Section 8-102(a)(17) of the UCC):

                                (A) if a securities intermediary

                                        (1) indicates by book entry that a
                                "financial asset" (as defined in Section
                                8-102(a)(9) of the UCC) has been credited to the Trustee's "securities account" (as defined in Section 8-501(a) of the UCC);

                                        (2) receives a financial asset (as so
                                defined) from the Trustee or acquires a
                                financial asset for the Trustee, and, in either case, accepts it for credit to the Trustee's securities account (as so defined);

                                        (3) becomes obligated under other law,
                                regulation or rule to credit a financial asset to the Trustee's securities account; or

                                        (4) has agreed that it will comply with
                                "entitlement orders" (as defined in Section
                                8-102(a)(8) of the UCC) originated by the Trustee, without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC); and

                                (B) such financial asset either is such
                        Investment Security or a security entitlement evidencing a claim thereto; and

                        (vi) in each case of delivery contemplated pursuant to
                clauses (i) through (v) above, the Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that such Investment Security is held in trust pursuant to and as provided in this Indenture.

        Any cash held by the Trustee shall be considered a "financial asset" for purposes of this paragraph. Subject to the other provisions hereof, the Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Trustee in a manner which complies with this paragraph.

        The Trustee agrees that it has no security interest or other adverse claim to the Funds and Accounts or the Investment Securities therein that are part of the Trust Estate other than pursuant to this Indenture and that it will not enter into any agreement that would give any Person or entity other than the Trustee the right to give entitlement orders with respect to such Investment Securities or the Funds and Accounts.

        SECTION 5.09. RELEASE; SALE OF FINANCED ELIGIBLE LOANS.

                (a) The Trustee shall, upon Issuer Order and subject to the provisions of this Indenture, take all actions reasonably necessary to effect the release of any Financed Eligible Loans from the lien of this Indenture to the extent required by the Act or other applicable laws.

                (b) Subject to the payment of its fees and expenses pursuant to Sections 7.05 and 7.07, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article V shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                (c) The Trustee shall, at such time as there are no Notes Outstanding and all sums due the Trustee pursuant to Sections 7.05 and
        7.07 and all amounts payable to any Servicer, the Administrator, the Auction Agents, the Broker-Dealers, and the Counterparties have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Funds and Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this Section 5.06(c) only upon receipt of an Issuer Order, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1).

                (d) Subject to the provisions of this Indenture, the Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Order, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

        SECTION 6.01. EVENTS OF DEFAULT DEFINED. For the purpose of this Indenture, the following events are hereby defined as, and are declared to be, "Events of Default":

                (a) default in the due and punctual payment of the principal of or interest on any of the Senior Notes when due or failure to make any payment due under any other Senior Obligations when due (other than the failure to make Principal Reduction Payments);

                (b) if no Senior Obligations are Outstanding hereunder, default in the due and punctual payment of the principal of or interest on any of the Subordinate Notes when due or failure to make any payment due under any other Subordinate Obligations when due (other than the failure to make Principal Reduction Payments);

                (c) if no Senior Obligations or Subordinate Obligations are Outstanding hereunder, default in the due and punctual payment of the principal of or interest on any of the Junior-Subordinate Notes when due or failure to make any payment due under any other Junior-Subordinate Obligations when due (other than the failure to make Principal Reduction Payments);

                (d) default in the performance or observance of any other of the covenants, agreements, or conditions on the part of the Issuer to be kept, observed, and performed contained in this Indenture or in the Notes, and continuation of such default for a period of 90 days after written notice thereof by the Trustee to the Issuer; and

                (e) the occurrence of an Event of Bankruptcy.

Failure to pay interest carryover amounts or interest on interest carryover amounts shall not constitute an Event of Default.

        Any notice herein provided to be given to the Issuer with respect to any default shall be deemed sufficiently given if sent by registered mail with postage prepaid to the Person to be notified, addressed to such Person at the post office address as shown in Section 9.01 of this Indenture or such other address as may hereafter be given as the principal office of the Issuer in writing to the Trustee by an Authorized Officer of the Issuer. The Trustee may give any such notice in its discretion and shall give such notice if requested to do so in writing by the Registered Owners of at least 51% of the collective aggregate principal amount of the Highest Priority Obligations at the time Outstanding ("Registered Owner Approval").

        SECTION 6.02. REMEDY ON DEFAULT; POSSESSION OF TRUST ESTATE. Subject to
Section 6.09 hereof, upon the happening and continuance of any Event of Default, the Trustee personally or by its attorneys or agents may enter into and upon and take possession of such portion of the Trust Estate as shall be in the custody of others, and all property comprising the Trust Estate, and each and every part thereof, and exclude the Issuer and its agents, servants, and employees wholly therefrom, and have, hold, use, operate, manage and control the same and each and every part thereof, and in the name of the Issuer or otherwise, as they shall deem best, conduct the business thereof and exercise the privileges pertaining thereto and all the rights and powers of the Issuer and use all of the then existing Trust Estate for that purpose, and collect and receive all charges, income and Revenue of the same and of every part thereof, and after deducting therefrom all expenses incurred hereunder and all other proper outlays herein authorized, and all payments which may be made as just and reasonable compensation for its own services, and for the services of its attorneys, agents, and assistants, the Trustee shall apply the rest and residue of the money received by the Trustee as follows: FIRST, to the payment of the interest in default on the Senior Notes and all Issuer Derivative Payments (excluding all Termination Payments other than Priority Termination Payments) secured on a parity with the Senior Notes then due, in the order of the maturity of the installments thereof, with interest on overdue installments thereof at the same rates, respectively, as were borne by the Senior Notes on which such interest shall be in default and such Issuer Derivative Payments (excluding all Termination Payments other than Priority Termination Payments) as provided in the ISDA Master Agreement then due, as the case may be, SECOND, to the payment of the principal of all Senior Notes then due, such payments to be made ratably to the parties entitled thereto without discrimination or preference, THIRD, to the payment of the interest in default on the Subordinate Notes and all Issuer Derivative Payments (excluding all Termination Payments other than Priority Termination Payments) secured on a parity with the Subordinate Notes then due, in the order of the maturity of the installments thereof with interest on overdue installments thereof at the same rates, respectively, as were borne by the Subordinate Notes on which such interest shall be in default and such Issuer Derivative Payments (excluding all Termination Payments other than Priority Termination Payments) as provided in the ISDA Master Agreement then due, as the case may be, FOURTH, to the payment of the principal of all Subordinate Notes then due, such payments to be made ratably to the parties entitled thereto without discrimination or preference, FIFTH, to the payment of the interest in default on the Junior-Subordinate Notes and all Issuer Derivative Payments (excluding all Termination Payments other than Priority Termination Payments) secured on a parity with such Junior-Subordinate Notes then due, in the order of the maturity of the installments thereof, with interest on overdue installments thereof at the same rates, respectively, as were borne by the Junior-Subordinate Notes on which such interest shall be in default and such Issuer Derivative Payments (excluding all Termination Payments other than Priority Termination Payments) as provided in the ISDA Master Agreement then due, as the case may be, SIXTH, to the payment of the principal of all Junior-Subordinate Notes then due, such payments to be made ratably to the parties entitled thereto without discrimination or preference, SEVENTH, to pay interest accrued on the carryover amounts of the Senior notes, the carryover amounts of the Senior Notes, to pay interest accrued on the carryover amounts of the Subordinate Notes, the carryover amounts of the Subordinate Notes, to pay interest accrued on the carryover amounts of the Junior-Subordinate Notes, the carryover amounts of the Junior-Subordinate Notes, in that order of priority, EIGHTH, to pay unpaid Termination Payments due as a result of a Counterparty default under a Derivative Product secured on a parity with the Senior Notes, NINTH, to pay unpaid Termination Payments due as a result of a Counterparty default under a Derivative Product secured on a parity with the Subordinate Notes, and TENTH to pay unpaid Termination Payments due as a result of a Counterparty default under a Derivative Product secured on a parity with the Junior-Subordinate Notes.

        SECTION 6.03. REMEDIES ON DEFAULT; ADVICE OF COUNSEL. Upon the happening of any Event of Default, the Trustee may proceed to protect and enforce the rights of the Trustee and the Registered Owners in such manner as counsel for the Trustee may advise, whether for the specific performance of any covenant, condition, agreement or undertaking herein contained, or in aid of the execution of any power herein granted, or for the enforcement of such other appropriate legal or equitable remedies as, in the opinion of such counsel, may be more effectual to protect and enforce the rights aforesaid.

        SECTION 6.04. REMEDIES ON DEFAULT; SALE OF TRUST ESTATE. Upon the happening of any Event of Default and if the principal of all of the Outstanding Obligations shall have been declared due and payable, then and in every such case, and irrespective of whether other remedies authorized shall have been pursued in whole or in part, the Trustee may sell, with or without entry, to the highest bidder the Trust Estate, and all right, title, interest, claim and demand thereto and the right of redemption thereof, at any such place or places, and at such time or times and upon such notice and terms as may be required by law. Upon such sale the Trustee may make and deliver to the purchaser or purchasers a good and sufficient assignment or conveyance for the same, which sale shall be a perpetual bar both at law and in equity against the Issuer and all Persons claiming such properties. No purchaser at any sale shall be bound to see to the application of the purchase money or to inquire as to the authorization, necessity, expediency or regularity of any such sale. The Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of the Issuer, in its name and stead, to make and execute all bills of sale, instruments of assignment and transfer and such other documents of transfer as may be necessary or advisable in connection with a sale of all or part of the Trust Estate, but the Issuer, if so requested by the Trustee, shall ratify and confirm any sale or sales by executing and delivering to the Trustee or to such purchaser or purchasers all such instruments as may be necessary, or in the judgment of the Trustee, proper for the purpose which may be designated in such request. In addition, the Trustee may proceed to protect and enforce the rights of the Trustee and the Registered Owners of the Obligations in such manner as counsel for the Trustee may advise, whether for the specific performance of any covenant, condition, agreement or undertaking herein contained, or in aid of the execution of any power herein granted, or for the enforcement of such other appropriate legal or equitable remedies as may in the opinion of such counsel, be more effectual to protect and enforce the rights aforesaid. The Trustee shall take any such action or actions if requested to do so in writing by the Registered Owners of at least 51% of the collective aggregate principal amount of the Highest Priority Obligations at the time Outstanding.

        SECTION 6.05. APPOINTMENT OF RECEIVER. In case an Event of Default occurs, and if all of the Outstanding Obligations shall have been declared due and payable and in case any judicial proceedings are commenced to enforce any right of the Trustee or of the Registered Owners under this Indenture or otherwise, then as a matter of right, the Trustee shall be entitled to the appointment of a receiver of the Trust Estate and of the earnings, income or Revenue, rents, issues and profits thereof with such powers as the court making such appointments may confer.

        SECTION 6.06. RESTORATION OF POSITION. In case the Trustee shall have proceeded to enforce any rights under this Indenture by sale or otherwise, and such proceedings shall have been discontinued, or shall have been determined adversely to the Trustee, then and in every such case to the extent not inconsistent with such adverse decree, the Issuer, the Trustee and the Registered Owners shall be restored to their former respective positions and the rights hereunder in respect to the Trust Estate, and all rights, remedies, and powers of the Trustee and of the Registered Owners shall continue as though no such proceeding had been taken.

        SECTION 6.07. PURCHASE OF PROPERTIES BY TRUSTEE OR REGISTERED OWNERS. In case of any such sale of the Trust Estate, any Registered Owner or Registered Owners or committee of Registered Owners or the Trustee, may bid for and purchase such property and upon compliance with the terms of sale may hold, retain possession, and dispose of such property as the absolute right of the purchaser or purchasers without further accountability and shall be entitled, for the purpose of making any settlement or payment for the property purchased, to use and apply any Obligations hereby secured and any interest thereon due and unpaid, by presenting such Obligations in order that there may be credited thereon the sum apportionable and applicable thereto out of the net proceeds of such sale, and thereupon such purchaser or purchasers shall be credited on account of such purchase price payable to him or them with the sum apportionable and applicable out of such net proceeds to the payment of or as a credit on the Obligations so presented.

        SECTION 6.08. APPLICATION OF SALE PROCEEDS. The proceeds of any sale of the Trust Estate, together with any funds at the time held by the Trustee and not otherwise appropriated, shall be applied by the Trustee as set forth in
Section 6.02 hereof, and then to the Issuer or whomsoever shall be lawfully entitled thereto.

        SECTION 6.09. ACCELERATED MATURITY. If an Event of Default shall have occurred and be continuing, the Trustee may declare, or upon the written direction by the Registered Owners of at least 66% of the collective aggregate principal amount of the Highest Priority Obligations then Outstanding, shall declare, the principal of all Obligations then Outstanding, and the interest thereon, if not previously due, immediately due and payable, anything in the Obligations or this Indenture to the contrary notwithstanding; provided, however, that for a declaration of acceleration upon a default pursuant to
Section 6.01(d) hereof shall require the consent of a majority of the Registered Owners of the collective aggregate principal amount of each priority of Obligations then Outstanding.

        SECTION 6.10. REMEDIES NOT EXCLUSIVE. The remedies herein conferred upon or reserved to the Trustee or the Registered Owners of Obligations are not intended to be exclusive of any other remedy, but each remedy herein provided shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing, and every power and remedy hereby given to the Trustee or to the Registered Owners of Obligations, or any supplement hereto, may be exercised from time to time as often as may be deemed expedient. No delay or omission of the Trustee or of any Registered Owner of Obligations to exercise any power or right arising from any default hereunder shall impair any such right or power or shall be construed to be a waiver of any such default or to be acquiescence therein.

        SECTION 6.11. DIRECTION OF TRUSTEE. Upon the happening of any Event of Default, the Registered Owners of at least a majority of the collective aggregate principal amount of the Highest Priority Obligations then Outstanding, shall have the right by an instrument or instruments in writing delivered to the Trustee to direct and control the Trustee as to the method of taking any and all proceedings for any sale of any or all of the Trust Estate, or for the appointment of a receiver, if permitted by law, and may at any time cause any proceedings authorized by the terms hereof to be so taken or to be discontinued or delayed; provided, however, that such Registered Owners shall not be entitled to cause the Trustee to take any proceedings which in the Trustee's opinion would be unjustly prejudicial to non-assenting Registered Owners of Obligations, but the Trustee shall be entitled to assume that the action requested by the Registered Owners of at least 51% of the collective aggregate principal amount of the Highest Priority Obligations then Outstanding will not be prejudicial to any non-assenting Registered Owners unless the Registered Owners of at least a majority of the principal amount of the non-assenting Registered Owners of such Obligations, in writing, show the Trustee how they will be prejudiced. Provided, however, that anything in this Indenture to the contrary notwithstanding, the Registered Owners of a majority of the collective aggregate principal amount of the Highest Priority Obligations then Outstanding together with the Registered Owners of a majority of the collective aggregate principal amount of all other Obligations then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder, provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture. The provisions of this Section 6.11 shall be expressly subject to the provisions of Sections 7.01(c) and 7.05 hereof.

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

        SECTION 6.12. RIGHT TO ENFORCE IN TRUSTEE. No Registered Owner of any Obligation shall have any right as such Registered Owner to institute any suit, action, or proceedings for the enforcement of the provisions of this Indenture or for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder, all rights of action hereunder being vested exclusively in the Trustee, unless and until such Registered Owner shall have previously given to the Trustee written notice of a default hereunder, and of the continuance thereof, and also unless the Registered Owners of the requisite principal amount of the Obligations then Outstanding shall have made written request upon the Trustee and the Trustee shall have been afforded reasonable opportunity to institute such action, suit or proceeding in its own name, and unless the Trustee shall have been offered indemnity and security satisfactory to it against the costs, expenses, and liabilities to be incurred therein or thereby, which offer of indemnity shall be an express condition precedent hereunder to any obligation of the Trustee to take any such action hereunder, and the Trustee for 30 days after receipt of such notification, request, and offer of indemnity, shall have failed to institute any such action, suit or proceeding. It is understood and intended that no one or more Registered Owners of the Obligations shall have the right in any manner whatever by his or their action to affect, disturb, or prejudice the lien of this Indenture or to enforce any right hereunder except in the manner herein provided and for the equal benefit of the Registered Owners of not less than a majority of the collective aggregate principal amount of the Obligations then Outstanding.

        SECTION 6.13. PHYSICAL POSSESSION OF OBLIGATIONS NOT REQUIRED. In any suit or action by the Trustee arising under this Indenture or on all or any of the Obligations issued hereunder, or any supplement hereto, the Trustee shall not be required to produce such Obligations, but shall be entitled in all things to maintain such suit or action without their production.

        SECTION 6.14. WAIVERS OF EVENTS OF DEFAULT. The Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of acceleration of Obligations, and shall do so upon the written request of the Registered Owners of at least a majority of the collective aggregate principal amount of the Highest Priority Obligations then Outstanding; provided, however, that there shall not be waived (a) any Event of Default in the payment of the principal of or premium on any Outstanding Obligations at the date of maturity or redemption thereof, or any default in the payment when due of the interest on any such Obligations, unless prior to such waiver or rescission, all arrears of interest or all arrears of payments of principal and premium, if any, and all expenses of the Trustee, in connection with such default shall have been paid or provided for or (b) any default in the payment of amounts set forth in Section 7.05 hereof. In case of any such waiver or rescission, or in case any proceedings taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely to the Trustee, then and in every such case the Issuer, the Trustee and the Registered Owners of Obligations shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to or affect any subsequent or other default, or impair any rights or remedies consequent thereon.

                                   ARTICLE VII

                                   THE TRUSTEE

        SECTION 7.01. ACCEPTANCE OF TRUST. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

                (a) Except during the continuance of an Event of Default,

                        (i) the Trustee undertakes to perform such duties and
                only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                        (ii) in the absence of bad faith on its part, the
                Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Indenture and whether or not they contain the statements required under this Indenture.

                (b) In case an Event of Default has occurred and is continuing, the Trustee, in exercising the rights and powers vested in it by this Indenture, shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                (c) Before taking any action hereunder requested by Registered Owners, the Trustee may require that it be furnished an indemnity bond or other indemnity and security satisfactory to it by the Registered Owners, as applicable, for the reimbursement of all expenses to which it may be put and to protect it against all liability.

        SECTION 7.02. RECITALS OF OTHERS. The recitals, statements, and representations set forth herein and in the Notes shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the title of the Issuer in the Trust Estate or as to the security afforded thereby and hereby, or as to the validity or sufficiency of this Indenture or of the Notes issued hereunder, and the Trustee shall incur no responsibility in respect of such matters.

        SECTION 7.03. AS TO FILING OF INDENTURE. The Trustee shall be under no duty (a) to file or record, or cause to be filed or recorded, this Indenture or any instrument supplemental hereto, (b) or to procure any further order or additional instruments of further assurance, (c) to see to the delivery to it of any personal property intended to be mortgaged or pledged hereunder or thereunder, (d) or to do any act which may be suitable to be done for the better maintenance of the lien or security hereof (other than the filing of any continuation (but not initial) statements), or (e) for giving notice of the existence of such lien, or for extending or supplementing the same or to see that any rights to Revenue and Funds intended now or hereafter to be transferred in trust hereunder are subject to the lien hereof. The Trustee shall not be liable for failure of the Issuer to pay any tax or taxes in respect of such property, or any part thereof, or the income therefrom or otherwise, nor shall the Trustee be under any duty in respect of any tax which may be assessed against it or the Registered Owners in respect of such property or pledged Revenue and Funds. The Trustee agrees to prepare, request that the Issuer execute (if such execution is necessary for any such filing) and file in a timely manner (if received from the Issuer in a timely manner) with any necessary execution by the Issuer, the continuation statements referred to herein; provided, that the Trustee shall have no responsibility for the sufficiency, adequacy or priority of any initial filing and in the absence of written notice to the contrary by the Issuer or other Authorized Representative, may rely and shall be protected in relying on all information and exhibits in such initial filings for the purposes of any continuation statements.

        SECTION 7.04. TRUSTEE MAY ACT THROUGH AGENTS. The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder, either itself or by or through its attorneys, agents, or employees, and it shall not be answerable or accountable for any default, neglect, or misconduct of any such attorneys, agents, or employees, if reasonable care has been exercised in the appointment, supervision, and monitoring of the work performed. All reasonable costs incurred by the Trustee and all reasonable compensation to all such persons as may reasonably be employed in connection with the trusts hereof shall be paid by the Issuer.

        SECTION 7.05. INDEMNIFICATION OF TRUSTEE. Other than with respect to its duties to make payment on the Obligations when due, and its duty to pursue the remedy of acceleration as provided in Section 6.02 hereof, for each of which no additional security or indemnity may be required, the Trustee shall be under no obligation or duty to perform any act at the request of Registered Owners or to institute or defend any suit in respect thereof unless properly indemnified and provided with security to its satisfaction as provided in Section 7.01(c) hereof. The Trustee shall not be required to take notice, or be deemed to have knowledge, of any default or Event of Default of the Issuer or the Board hereunder and may conclusively assume that there has been no such default or Event of Default (other than an Event of Default described in Sections 6.01(a),
(b), (c), or (d) hereof) unless and until it shall have been specifically notified in writing at the address in Section 9.01 hereof of such default or Event of Default by (a) the Registered Owners of the required percentages in principal amount of the Obligations then Outstanding hereinabove specified or
(b) an Authorized Representative of the Issuer. However, the Trustee may begin suit, or appear in and defend suit, execute any of the trusts hereby created, enforce any of its rights or powers hereunder, or do anything else in its judgment proper to be done by it as Trustee, without assurance of reimbursement or indemnity, and in such case the Trustee shall be reimbursed or indemnified by the Registered Owners requesting such action, if any, or the Issuer in all other cases, for all fees, costs and expenses, liabilities, outlays and counsel fees and other reasonable disbursements properly incurred in connection therewith, unless such costs and expenses, liabilities, outlays and attorneys' fees and other reasonable disbursements properly incurred in connection therewith are adjudicated to have resulted from the negligence or willful misconduct of the Trustee. In furtherance and not in limitation of this Section 7.05, the Trustee shall not be liable for, and shall be held harmless by the Issuer from, following any Orders, instructions or other directions upon which the Trustee is authorized to rely pursuant to this Indenture or any other agreement to which it is a party. If the Issuer or the Registered Owners, as appropriate, shall fail to make such reimbursement or indemnification, the Trustee may reimburse itself from any money in its possession under the provisions of this Indenture, subject only to the prior lien of the Notes for the payment of the principal thereof, premium, if any, and interest thereon from the Collection Fund. None of the provisions contained in this Indenture or any other Agreement to which it is a party shall require the Trustee to act or to expend or risk its own funds or otherwise incur individual financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if the Registered Owners shall not have offered security and indemnity acceptable to it or if it shall have reasonable grounds for believing that prompt repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        The Issuer agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expenses incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder arising from the Trust Estate. The Issuer agrees to indemnify and hold harmless the Trustee against any and all claims, demands, suits, actions or other proceedings and all liabilities, costs and expenses whatsoever caused by any untrue statement or misleading statement or alleged untrue statement or alleged misleading statement of a material fact contained in any offering document distributed in connection with the issuance of the Notes or caused by any omission or alleged omission from such offering document of any material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

        SECTION 7.06. TRUSTEE'S RIGHT TO RELIANCE. The Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, appraisal, opinion, report or document of the Issuer or the Servicer or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with experts and with counsel (who may but need not be counsel for the Issuer, the Trustee, or for a Registered Owner or who may be Note Counsel), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered, and in respect of any determination made by it hereunder in good faith and in accordance with the opinion of such counsel.

        Whenever in the administration hereof the Trustee shall reasonably deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an Authorized Representative of the Issuer or an authorized officer of the Servicer.

        The Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it hereby; provided, however, that the Trustee shall be liable for its negligence or willful misconduct in taking such action.

        The Trustee is authorized, under this Indenture, subject to Section 5.02 hereof, to sell, assign, transfer or convey Financed Eligible Loans in accordance with an Issuer Order. If such Financed Eligible Loan was originated under the Act, such Issuer Order shall certify that the Person to whom such Financed Eligible Loan is sold, assigned, transferred, or conveyed is an Eligible Lender unless not required by the Act. The Trustee is further authorized to enter into agreements with other Persons, in its capacity as Trustee, in order to carry out or implement the terms and provisions of this Indenture.

        The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with this Indenture or any other transaction document or at the direction of the Registered Owners evidencing the appropriate percentage of the aggregate principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture or any other transaction document.

        SECTION 7.07. COMPENSATION OF TRUSTEE. Except as otherwise expressly provided herein, all advances, counsel fees (including without limitation allocated fees of in-house counsel) and other expenses reasonably made or incurred by the Trustee in and about the execution and administration of the trust hereby created and reasonable compensation to the Trustee for its services in the premises shall be paid by the Issuer. The compensation of the Trustee shall not be limited to or by any provision of law in regard to the compensation of trustees of an express trust. If not paid by the Issuer, the Trustee shall have a lien against all money held pursuant to this Indenture, subject only to the prior lien of the Obligations against the money and investments in the Collection Fund for the payment of the principal thereof, premium, if any, and interest thereon, for such reasonable compensation, expenses, advances and counsel fees incurred in and about the execution of the trusts hereby created and the exercise and performance of the powers and duties of the Trustee hereunder and the cost and expense incurred in defending against any liability in the premises of any character whatsoever (unless such liability is adjudicated to have resulted from the negligence or willful misconduct of the Trustee).

        SECTION 7.08. TRUSTEE MAY OWN NOTES. The Trustee shall comply with TIA
Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated therein. The Trustee hereunder, or any successor Trustee, in its individual or other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer, with the same rights it would have if it were not the Trustee. The Trustee may act as depository for, and permit any of its officers or directors to act as a member of, or act in any other capacity in respect to, any committee formed to protect the rights of the Registered Owners or to effect or aid in any reorganization growing out of the enforcement of the Notes or of this Indenture, whether or not any such committee shall represent the Registered Owners of more than 60% of the collective aggregate principal amount of the Outstanding Obligations.

        SECTION 7.09. RESIGNATION OF TRUSTEE. The Trustee and any successor to the Trustee may resign and be discharged from the trust created by this Indenture by giving to the Issuer notice in writing which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Trustee shall have been appointed pursuant to Section 7.11 hereof (and is qualified to be the Trustee under the requirements of Section 7.11 hereof). If no successor Trustee has been appointed by the date specified or within a period of 90 days from the receipt of the notice by the Issuer, whichever period is the longer, the Trustee may (a) appoint a temporary successor Trustee having the qualifications provided in Section 7.11 hereof or (b) request a court of competent jurisdiction to (i) require the Issuer to appoint a successor, as provided in Section 7.11 hereof, within three days of the receipt of citation or notice by the court, or (ii) appoint a Trustee having the qualifications provided in Section 7.11 hereof. In no event may the resignation of the Trustee be effective until a qualified successor Trustee shall have been selected and appointed. In the event a temporary successor Trustee is appointed pursuant to
(a) above, the Board may remove such temporary successor Trustee and appoint a successor thereto pursuant to Section 7.11 hereof.

        SECTION 7.10. REMOVAL OF TRUSTEE. The Trustee or any successor Trustee may be removed (a) at any time by the Registered Owners of a majority of the collective aggregate principal amount of the Highest Priority Obligations then Outstanding, (b) by the Issuer for cause or upon the sale or other disposition of the Trustee or its corporate trust functions or (c) by the Issuer without cause so long as no Event of Default as described in Sections 6.01(a), (b), (c),
(e) or (f) exists or has existed within the last 30 days, upon payment to the Trustee so removed of all money then due to it hereunder and appointment of a successor thereto by the Issuer and acceptance thereof by said successor. One copy of any such order of removal shall be filed with the President of the Issuer and the other with the Trustee so removed.

        In the event a Trustee (or successor Trustee) is removed, by any person or for any reason permitted hereunder, such removal shall not become effective until (a) in the case of removal by the Registered Owners, such Registered Owners by instrument or concurrent instruments in writing (signed and acknowledged by such Registered Owners or their attorneys-in-fact) filed with the Trustee removed have appointed a successor Trustee or otherwise the Issuer shall have appointed a successor, and (b) the successor Trustee has accepted appointment as such.

SECTION 7.11. SUCCESSOR TRUSTEE. In case at any time the Trustee or any successor Trustee shall resign, be dissolved, or otherwise shall be disqualified to act or be incapable of acting, or in case control of the Trustee or of any successor Trustee or of its officers shall be taken over by any public officer or officers, a successor Trustee may be appointed by the Board by an instrument in writing duly authorized by resolution. In the case of any such appointment by the Board of a successor to the Trustee, the Board shall forthwith cause notice thereof to be mailed to the Registered Owners of the Notes at the address of each Registered Owner appearing on the note registration books maintained by the Registrar.

        Every successor Trustee appointed by the Registered Owners, by a court of competent jurisdiction, or by the Board shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, which has a reported capital and surplus of not less than $50,000,000, be authorized under the law to exercise corporate trust powers, be subject to supervision or examination by a federal or state authority, and be an Eligible Lender so long as such designation is necessary to maintain guarantees and federal benefits under the Act with respect to the Financed Eligible Loans originated under the Act.

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

        SECTION 7.12. MANNER OF VESTING TITLE IN TRUSTEE. Any successor Trustee appointed hereunder shall execute, acknowledge, and deliver to its predecessor Trustee, and also to the Issuer, an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed, or conveyance shall become fully vested with all the estate, properties, rights, powers, trusts, duties, and obligations of its predecessors in trust hereunder (except that the predecessor Trustee shall continue to have the benefits to indemnification hereunder together with the successor Trustee), with like effect as if originally named as Trustee herein; but the Trustee ceasing to act shall nevertheless, on the written request of an Authorized Representative of the Issuer, or an authorized officer of the successor Trustee, execute, acknowledge, and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Trustee all the right, title, and interest of the Trustee which it succeeds, in and to pledged Revenue and Funds and such rights, powers, trusts, duties, and obligations, and the Trustee ceasing to act also, upon like request, pay over, assign, and deliver to the successor Trustee any money or other property or rights subject to the lien of this Indenture, including any pledged securities which may then be in its possession. Should any deed or instrument in writing from the Issuer be required by the successor Trustee for more fully and certainly vesting in and confirming to such new Trustee such estate, properties, rights, powers, and duties, any and all such deeds and instruments in writing shall on request be executed, acknowledged and delivered by the Issuer.

        In case any of the Notes to be issued hereunder shall have been authenticated but not delivered, any successor Trustee may adopt the certificate of authentication of the Trustee or of any successor to the Trustee; and in case any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes in its own name; and in all such cases such certificate shall have the full force which it has anywhere in the Notes or in this Indenture.

        SECTION 7.13. ADDITIONAL COVENANTS BY THE TRUSTEE TO CONFORM TO THE ACT. The Trustee covenants that it will at all times be an Eligible Lender under the Act so long as such designation is necessary, as determined by the Issuer, to maintain the guarantees and federal benefits under the Act with respect to the Financed Eligible Loans, that it will acquire Eligible Loans originated under the Act in its capacity as an Eligible Lender and that it will not dispose of or deliver any Financed Eligible Loans originated under the Act or any security interest in any such Financed Eligible Loans to any party who is not an Eligible Lender so long as the Act or Regulations adopted thereunder require an Eligible Lender to be the owner or holder of such Financed Eligible Loans; provided, however, that nothing above shall prevent the Trustee from delivering the Eligible Loans to the Servicer or the Guaranty Agency.

        SECTION 7.14. RIGHT OF INSPECTION. A Registered Owner shall be permitted at reasonable times during regular business hours and in accordance with reasonable regulations prescribed by the Trustee to examine at the principal office of the Trustee a copy of any report or instrument theretofore filed with the Trustee relating to the condition of the Trust Estate.

        SECTION 7.15. LIMITATION WITH RESPECT TO EXAMINATION OF REPORTS. Except as provided in this Indenture, the Trustee shall be under no duty to examine any report or statement or other document required or permitted to be filed with it by the Issuer.

        SECTION 7.16. SERVICING AGREEMENT. The Trustee acknowledges the receipt of a copy of the Servicing Agreement described in Section 4.05 hereof.

        SECTION 7.17. ADDITIONAL COVENANTS OF TRUSTEE. The Trustee, by the execution hereof, covenants, represents and agrees that:

                (a) it will not exercise any of the rights, duties, or privileges under this Indenture in such manner as would cause the Eligible Loans held or acquired under the terms hereof to be transferred, assigned, or pledged as security to any person or entity other than as permitted by this Indenture; and

                (b) it will comply with the Act and the Regulations and will, upon written notice from an Authorized Representative of the Issuer, the Secretary, or the Guaranty Agency, use its reasonable efforts to cause this Indenture to be amended (in accordance with Section 8.01 hereof) if the Act or Regulations are hereafter amended so as to be contrary to the terms of this Indenture.

        SECTION 7.18. DUTY OF TRUSTEE WITH RESPECT TO RATING AGENCIES. It shall be the duty of the Trustee to notify each Rating Agency then rating any of the Notes (but the Trustee shall incur no liability for any failure to do so) of (a) any change, expiration, extension, or renewal of this Indenture, (b) redemption or defeasance of any or all the Notes, (c) any change in the Trustee or (d) any other information reasonably required to be reported to each Rating Agency under any Supplemental Indenture; provided, however, the provisions of this Section do not apply when such documents have been previously supplied to such Rating Agency and the Trustee has received written evidence to such effect, all as may be required by this Indenture. All notices required to be forwarded to the Rating Agencies under this Section shall be sent in writing at the following addresses:

                      Standard & Poor's Ratings Group
                      55 Water Street
                      New York, New York  10041
                      Attention: Asset-Backed Surveillance Group

                      Fitch, Inc.
                      One State Street Plaza
                      New York, New York  10004
                      Attention:    Structured Finance

                      Moody's Investors Service
                      99 Church Street
                      New York, New York  10007
                      Attention:    ABS Monitoring Group

        The Trustee also acknowledges that each Rating Agency's periodic review for maintenance of a Rating on any series of the Notes may involve discussions and/or meetings with representatives of the Trustee at mutually agreeable times and places.

        SECTION 7.19. MERGER OF THE TRUSTEE. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Indenture, without the execution or filing of any paper of any further act on the part of any other parties hereto.

        SECTION 7.20. RECEIPT OF FUNDS FROM SERVICER. The Trustee shall not be accountable or responsible in any manner whatsoever for any action of the Issuer, the depository bank of any funds of the Issuer, or the Servicer while the Servicer is acting as bailee or agent of the Trustee with respect to the Eligible Loans except, to the extent provided in any Servicing Agreement or custodian agreement, for actions taken in compliance with any instruction or direction given to the Trustee, or for the application of funds or moneys by the Servicer until such time as funds are received by the Trustee.

        SECTION 7.21. SPECIAL CIRCUMSTANCES LEADING TO RESIGNATION OF TRUSTEE. Because the Trustee serves as trustee hereunder for Obligations of different priorities, it is possible that circumstances may arise which will cause the Trustee to resign from its position as trustee for one or more of the Obligations. In the event that the Trustee makes a determination that it should so resign, due to the occurrence of an Event of Default or potential default hereunder, or otherwise, the Issuer may permit such resignation as to one or more of the Obligations or request the Trustee's resignation as to all Obligations, as the Issuer may elect. If the Issuer should determine that a conflict of interest has arisen as to the trusteeship of any of the Obligations, it may authorize and execute a Supplemental Indenture with one or more successor Trustees, under which the administration of certain of the Obligations would be separated from the administration of the other Obligations.

        SECTION 7.22. SURVIVAL OF TRUSTEE'S RIGHTS TO RECEIVE COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION. The Trustee's rights to receive compensation, reimbursement and indemnification of money due and owing hereunder at the time of the Trustee's resignation or removal shall survive the Trustee's resignation or removal.

        SECTION 7.23. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; CONFLICTING INTERESTS. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 7.23, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.23, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VII. Neither the Issuer nor any Person directly or indirectly controlling or controlled by, or under common control with, the Issuer shall serve as Trustee.

        SECTION 7.24. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the


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Trustee shall have made any demand on the Issuer for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Notes, of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel) and of the Registered Owners allowed in such judicial proceeding; and

                (b) to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Registered Owner of Notes to make such payments to the Trustee, and if the Trustee shall consent to the making of such payments directly to the Registered Owners, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Registered Owner of a Note any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Registered Owner thereof, or to authorize the Trustee to vote in respect of the claim of any Registered Owner of a Note in any such proceeding.

        In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Registered Owners of the Notes, and it shall not be necessary to make any Registered Owners of the Notes parties to any such proceedings.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

        SECTION 8.01. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF REGISTERED OWNERS. The Issuer and the Trustee may, without the consent of or notice to any of the Registered Owners of any Obligations enter into any indenture or indentures supplemental to this Indenture for any one or more of the following purposes:

                (a) to cure any ambiguity or formal defect or omission in this Indenture;

                (b) to grant to or confer upon the Trustee for the benefit of the Registered Owners any additional benefits, rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Registered Owners or the Trustee;

                (c) to subject to this Indenture additional revenues, properties or collateral;

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

                (d) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939 or any similar federal statute hereafter in effect or to permit the qualification of the Notes for sale under the securities laws of the United States of America or of any of the states of the United States of America, and, if they so determine, to add to this Indenture or any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar federal statute;

                (e) to evidence the appointment of a separate or co-Trustee or a co-registrar or transfer agent or the succession of a new Trustee hereunder, or any additional or substitute Guaranty Agency or Servicer;

                (f) to add such provisions to or to amend such provisions of this Indenture as may, in Note Counsel's opinion, be necessary or desirable to assure implementation of the Program in conformance with the Act if along with such Supplemental Indenture there is filed a Note Counsel's opinion to the effect that the addition or amendment of such provisions will in no way impair the existing security of the Registered Owners of any Outstanding Obligations;

                (g) to make any change as shall be necessary in order to obtain and maintain for any of the Notes an investment grade Rating from a nationally recognized rating service, which changes, in the opinion of the Trustee are not to the prejudice of the Registered Owner of any of the Obligations;

                (h) to make any changes necessary to comply with the Act, the Regulations or the Code and the regulations promulgated thereunder;

                (i) to provide for the issuance of Notes pursuant to the provisions of Section 2.08 of this Indenture, including the creation of appropriate Funds, Accounts and Subaccounts with respect to such Notes;

                (j) to make the terms and provisions of this Indenture, including the lien and security interest granted herein, applicable to a Derivative Product, and to modify Section 3.03 hereof with respect to any particular Derivative Product;

                (k) to create any additional Funds or Accounts or Subaccounts under this Indenture deemed by the Trustee to be necessary or desirable;

                (l) to amend the Indenture to allow for any Notes to be supported by a letter of credit or insurance policy or a liquidity agreement, including amendments with respect to repayment to such a provider on a parity with any Notes or Derivative Product and providing rights to such provider under this Indenture, including with respect to defaults and remedies;

                (m) to amend the Indenture to provide for use of a surety bond or other financial guaranty instrument in lieu of cash and/or Investment Securities in all or any portion of the Reserve Fund, so long as such action shall not adversely affect the Ratings on any of the Notes;

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

                (n) to make any other change with a Rating Confirmation; or

                (o) to make any other change which, in the judgment of the Trustee is not to the material prejudice of the Registered Owners of any Obligations;

provided, however, that nothing in this Section shall permit, or be construed as permitting, any modification of the trusts, powers, rights, duties, remedies, immunities and privileges of the Trustee without the prior written approval of the Trustee, which approval shall be evidenced by execution of a Supplemental Indenture.

        SECTION 8.02. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF REGISTERED OWNERS. Exclusive of Supplemental Indentures covered by Section 8.01 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the Registered Owners of not less than a majority of the collective aggregate principal amount of the Obligations then Outstanding shall have the right, from time to time, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Trustee for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any Supplemental Indenture; provided, however, that nothing in this Section shall permit, or be construed as permitting (a) without the consent of the Registered Owners of all then Outstanding Obligations, (i) an extension of the maturity date of the principal of or the interest on any Obligation, or (ii) a reduction in the principal amount of any Obligation or the rate of interest thereon, or (iii) a privilege or priority of any Obligation or Obligations over any other Obligation or Obligations except as otherwise provided herein, or (iv) a reduction in the aggregate principal amount of the Obligations required for consent to such Supplemental Indenture, or (v) the creation of any lien other than a lien ratably securing all of the Obligations at any time Outstanding hereunder except as otherwise provided herein or (b) any modification of the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of the Trustee without the prior written approval of the Trustee.

        If at any time the Issuer shall request the Trustee to enter into any such Supplemental Indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such Supplemental Indenture to be mailed by registered or certified mail to each Registered Owner of an Obligation at the address shown on the registration books or listed in any Derivative Product. Such notice (which shall be prepared by the Issuer) shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by all Registered Owners. If, within 60 days, or such longer period as shall be prescribed by the Issuer, following the mailing of such notice, the Registered Owners of not less than a majority of the collective aggregate principal amount of the Obligations Outstanding at the time of the execution of any such Supplemental Indenture shall have consented in writing to and approved


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the execution thereof as herein provided, no Registered Owner of any Obligation shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such Supplemental Indenture as in this Section 8.02 permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

        SECTION 8.03. ADDITIONAL LIMITATION ON MODIFICATION OF INDENTURE. None of the provisions of this Indenture (including Sections 8.01 and 8.02 hereof) shall permit an amendment to the provisions of the Indenture which permits the transfer of all or part of the Financed Eligible Loans originated under the Act or granting of a security interest therein to any Person other than an Eligible Lender or the Servicer, unless the Act or Regulations are hereafter modified so as to permit the same. The Trustee may request an opinion of counsel to the effect that an amendment to this Indenture was adopted in conformance with this Indenture.

        SECTION 8.04. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Notes, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest with respect to any Note, or in the payment of any sinking fund installment with respect to the Notes, the Trustee shall be protected in withholding such notice if and so long as an authorized officer of the Trustee in good faith determine that the withholding of such notice is in the interest of the Registered Owners of the Notes. For the purpose of this Section 8.04, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes.

        SECTION 8.05. CONFORMITY WITH THE TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article VIII shall conform to the requirements of the Trust Indenture Act as then in effect.

                                   ARTICLE IX

                               GENERAL PROVISIONS

        SECTION 9.01. NOTICES. Any notice, request or other instrument required by this Indenture to be signed or executed by the Registered Owners of Obligations may be executed by the execution of any number of concurrent instruments of similar tenor, and may be signed or executed by such Registered Owners of Obligations in person or by agent appointed in writing. As a condition for acting thereunder the Trustee may demand proof of the execution of any such instrument and of the fact that any person claiming to be the owner of any of said Obligations is such owner and may further require the actual deposit of such Obligation or Obligations with the Trustee. The fact and date of the execution of such instrument may be proved by the certificate of any officer in any jurisdiction who by the laws thereof is authorized to take acknowledgments of deeds within such jurisdiction, that the person signing such instrument acknowledged before him the execution thereof, or may be proved by any affidavit of a witness to such execution sworn to before such officer.

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

        The amount of Notes held by any person executing such instrument as a Registered Owner of Notes and the fact, amount, and numbers of the Notes held by such person and the date of his holding the same may be proved by a certificate executed by any responsible trust company, bank, banker, or other depository in a form approved by the Trustee, showing that at the date therein mentioned such person had on deposit with such depository the Notes described in such certificate; provided, however, that at all times the Trustee may require the actual deposit of such Note or Notes with the Trustee.

        All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or facsimile or similar writing) at the following addresses, and each address shall constitute each party's respective "Principal Office" for purposes of the Indenture:

        If intended for the Issuer:

               Nelnet Student Loan Funding, Inc.
               Suite 301
               121 South 13 Street
               Lincoln, Nebraska  68508
               Attention: Terry Heimes
               Telephone:  (402) 458-2303
               Telecopier:  (402) 458-2399

               If intended for the Trustee:

               Wells Fargo Bank Minnesota, National Association
               6th and Marquette Avenue
               Minneapolis, Minnesota  55479-0069
               Attn: Corporate Trust Department
               Telephone:  (612) 667-4802
               Facsimile:  (612) 667-2149


Any party may change the address to which subsequent notices to such party are to be sent, or of its Principal Office, by notice to the others, delivered by hand or received by telex or telecopier or registered first-class mail, postage prepaid. Each such notice, request or other communication shall be effective when delivered by hand or received by telex or telecopier or registered first-class mail, postage prepaid.

        SECTION 9.02. COVENANTS BIND ISSUER. The covenants, agreements, conditions, promises, and undertakings in this Indenture shall extend to and be binding upon the successors and assigns of the Issuer, and all of the covenants hereof shall bind such successors and assigns, and each of them, jointly and severally. All the covenants, conditions, and provisions hereof shall be held to be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Registered Owners from time to time of the Obligations.

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

        No extension of time of payment of any of the Obligations shall operate to release or discharge the Issuer, it being agreed that the liability of the Issuer, to the extent permitted by law, shall continue until all of the Obligations are paid in full, notwithstanding any transfer of Financed Eligible Loans or extension of time for payment.

        SECTION 9.03. LIEN CREATED. This Indenture shall operate effectually as
(a) a grant of lien on and security interest in, and (b) an assignment of, the Trust Estate.

        SECTION 9.04. SEVERABILITY OF LIEN. If the lien of this Indenture shall be or shall ever become ineffectual, invalid, or unenforceable against any part of the Trust Estate, which is not subject to the lien, because of want of power or title in the Issuer, the inclusion of any such part shall not in any way affect or invalidate the pledge and lien hereof against such part of the Trust Estate as to which the Issuer in fact had the right to pledge.

        SECTION 9.05. CONSENT OF REGISTERED OWNERS BINDS SUCCESSORS. Any request or consent of the Registered Owner of any Obligations given for any of the purposes of this Indenture shall bind all future Registered Owners of the same Obligation or any Obligations issued in exchange therefor or in substitution thereof in respect of anything done or suffered by the Issuer or the Trustee in pursuance of such request or consent.

        SECTION 9.06. NONLIABILITY OF DIRECTORS; NO GENERAL OBLIGATION. It is hereby expressly made a condition of this Indenture that any agreements, covenants, or representations herein contained or contained in the Notes do not and shall never constitute or give rise to a personal or pecuniary liability or charge against the incorporators, officers, employees, agents, or directors of the Issuer, or against the general credit of the Issuer, and in the event of a breach of any such agreement, covenant, or representation, no personal or pecuniary liability or charge payable directly or indirectly from the general revenues of the Issuer shall arise therefrom. Nothing contained in this Section, however, shall relieve the Issuer from the observance and performance of the several covenants and agreements on its part herein contained.

        SECTION 9.07. NONPRESENTMENT OF NOTES OR INTEREST CHECKS. Should any of the Notes or interest checks not be presented for payment when due, the Trustee shall retain from any money transferred to it for the purpose of paying the Notes or interest checks so due, for the benefit of the Registered Owners thereof, a sum of money sufficient to pay such Notes or interest checks when the same are presented by the Registered Owners thereof for payment. Such money shall not be required to be invested. All liability of the Issuer to the Registered Owners of such Notes or interest checks and all rights of such Registered Owners against the Issuer under the Notes or interest checks or under this Indenture shall thereupon cease and determine, and the sole right of such Registered Owners shall thereafter be against such deposit. If any Note or interest check shall not be presented for payment within the period of two years following its payment or redemption date, the Trustee shall return to the Issuer the money theretofore held by it for payment of such Note or interest check, and such Note or interest check shall (subject to the defense of any applicable statute of limitation) thereafter be an unsecured obligation of the Issuer. The Trustee's responsibility for any such money shall cease upon remittance thereof to the Issuer.

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

        SECTION 9.08. SECURITY AGREEMENT. This Indenture constitutes a Financing Statement and a Security Agreement under the Nebraska Uniform Commercial Code.

        SECTION 9.09. LAWS GOVERNING. It is the intent of the parties hereto that this Indenture shall in all respects be governed by the laws of the State. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

        SECTION 9.10. SEVERABILITY. Of any covenant, agreement, waiver, or part thereof in this Indenture contained be forbidden by any pertinent law or under any pertinent law be effective to render this Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Indenture shall be construed as if the same were not included herein.

        SECTION 9.11. EXHIBITS. The terms of the Schedules and Exhibits, if any, attached to this Indenture are incorporated herein in all particulars.

        SECTION 9.12. NON-BUSINESS DAYS. Except as may otherwise be provided herein, if the date for making payment of any amount hereunder or on any Note, or if the date for taking any action hereunder, is not a Business Day, then such payment can be made without accruing further interest or action can be taken on the next succeeding Business Day, with the same force and effect as if such payment were made when due or action taken on such required date.

        SECTION 9.13. PARTIES INTERESTED HEREIN. Nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give to, any person or entity, other than the Trustee, the paying agent, if any, and the Registered Owners of the Obligations, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Issuer shall be for the sole and exclusive benefit of the Trustee, the paying agent, if any, and the Registered Owners of the Obligations.

        SECTION 9.14. OBLIGATIONS ARE LIMITED OBLIGATIONS. The Notes and the obligations of the Issuer contained in this Indenture are special, limited obligations of the Issuer, secured by and payable solely from the Trust Estate herein provided. The Issuer shall not be obligated to pay the Notes, the interest thereon, or any other obligation created by or arising from this Indenture from any other source.

        SECTION 9.15. COUNTERPARTY RIGHTS. Notwithstanding any provision of this Indenture, no Counterparty which shall be in default under any Derivative Product with the Issuer shall have any of the rights granted to a Counterparty or as the Registered Owner of an Obligation hereunder.

        SECTION 9.16. DISCLOSURE OF NAMES AND ADDRESSES OF REGISTERED OWNERS. Registered Owners of Notes, by receiving and holding the same, agree with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any Securities Depository shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Registered Owners of Notes in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

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

        SECTION 9.17. AGGREGATE PRINCIPAL AMOUNT OF OBLIGATIONS. Whenever in this Indenture reference is made to the aggregate principal amount of any Obligations, such phrase shall mean, at any time, the principal amount of any Notes and the Derivative Value of any Derivative Product.

        SECTION 9.18. FINANCED ELIGIBLE LOANS. The Issuer expects to acquire Eligible Loans and to transfer Eligible Loans to the Trustee, in accordance with this Indenture, which Eligible Loans, upon becoming subject to the lien of this Indenture, constitute Financed Eligible Loans, as defined herein. If for any reason a Financed Eligible Loan does not constitute an Eligible Loan, or ceases to constitute an Eligible Loan, such loan shall continue to be subject to the lien of this Indenture as a Financed Eligible Loan.

        SECTION 9.19. NO PETITION. The Trustee will not at any time institute against the Issuer any bankruptcy proceeding under any United States federal or State bankruptcy or similar law in connection with any obligations of the Issuer under this Indenture.

                                   ARTICLE X

                        PAYMENT AND CANCELLATION OF NOTES
                          AND SATISFACTION OF INDENTURE

        SECTION 10.01. TRUST IRREVOCABLE. The trust created by the terms and provisions of this Indenture is irrevocable until the indebtedness secured hereby (the Notes and interest thereon) and all Issuer Derivative Payments are fully paid or provision made for its payment as provided in this Article.

        SECTION 10.02. SATISFACTION OF INDENTURE.

                (a) If the Issuer shall pay, or cause to be paid, or there shall otherwise be paid (i) to the Registered Owners of the Notes, the principal of and interest on the Notes, at the times and in the manner stipulated in this Indenture and (ii) to each Counterparty, all Issuer Derivative Payments then due, then the pledge of the Trust Estate which is not pledged hereunder, and all covenants, agreements, and other obligations of the Issuer to the Registered Owners of Notes shall thereupon cease, terminate, and become void and be discharged and satisfied. In such event, the Trustee shall execute and deliver to the Issuer all such instruments as may be desirable to evidence such discharge and satisfaction, and the Trustee shall pay over or deliver all money held by it under this Indenture to the party entitled to receive the same under this Indenture. If the Issuer shall pay or cause to be paid, or there shall otherwise be paid, to the Registered Owners of any Outstanding Notes the principal of and interest on such Notes and to each Counterparty all Counterparty Payments then due, at the times and in the manner stipulated in this Indenture and in the Derivative Product, such Notes and each Counterparty shall cease to be entitled to any lien, benefit, or security under this Indenture, and all covenants, agreements, and obligations of the Issuer to the Registered Owners thereof and each Counterparty shall thereupon cease, terminate, and become void and be discharged and satisfied.

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

                (b) Notes or interest installments shall be deemed to have been paid within the meaning of Section 10.02(a) hereof if money for the payment or redemption thereof has been set aside and is being held in trust by the Trustee at the Stated Maturity or earlier redemption date thereof. Any Outstanding Note shall, prior to the Stated Maturity or earlier redemption thereof, be deemed to have been paid within the meaning and with the effect expressed in Section 10.02(a) hereof if (i) such Note is to be redeemed on any date prior to its Stated Maturity and
        (ii) the Issuer shall have given notice of redemption as provided herein on said date, there shall have been deposited with the Trustee either money (fully insured by the Federal Deposit Insurance Issuer or fully collateralized by Governmental Obligations) in an amount which shall be sufficient, or Governmental Obligations (including any Governmental Obligations issued or held in book-entry form on the books of the Department of Treasury of the United States of America) the principal of and the interest on which when due will provide money which, together with the money, if any, deposited with the Trustee at the same time, shall be sufficient, to pay when due the principal of and interest to become due on such Note on and prior to the redemption date or Stated Maturity thereof, as the case may be. Notwithstanding anything herein to the contrary, however, no such deposit shall have the effect specified in this subsection (b) if made during the existence of an Event of Default, unless made with respect to all of the Notes then Outstanding. Neither Governmental Obligations nor money deposited with the Trustee pursuant to this subsection (b) nor principal or interest payments on any such Governmental Obligations shall be withdrawn or used for any purpose other than, and shall be held irrevocably in trust in an escrow account for, the payment of the principal of and interest on such Notes. Any cash received from such principal of and interest on such Governmental Obligations deposited with the Trustee, if not needed for such purpose, shall, to the extent practicable, be reinvested in Governmental Obligations maturing at times and in amounts sufficient to pay when due the principal of and interest on such Notes on and prior to such redemption date or Stated Maturity thereof, as the case may be, and interest earned from such reinvestments shall be paid over to the Issuer, as received by the Trustee, free and clear of any trust, lien, or pledge. Any payment for Governmental Obligations purchased for the purpose of reinvesting cash as aforesaid shall be made only against delivery of such Governmental Obligations. For the purposes of this Section, "Governmental Obligations" shall mean and include only non-callable direct obligations of the Department of the Treasury of the United States of America or portions thereof (including interest or principal portions thereof), and such Governmental Obligations shall be of such amounts, maturities, and interest payment dates and bear such interest as will, without further investment or reinvestment of either the principal amount thereof or the interest earnings therefrom, be sufficient to make the payments required herein, and which obligations have been deposited in an escrow account which is irrevocably pledged as security for the Notes. Such term shall not include mutual funds and unit investment trusts.

                (c) Any Issuer Derivative Payments are deemed to have been paid and the applicable Derivative Product terminated when payment of all Issuer Derivative Payments due and payable to each Counterparty under its respective Derivative Product have been made or duly provided for to the satisfaction of each Counterparty and the respective Derivative Product has been terminated.

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

                (d) In no event shall the Trustee deliver over to the Issuer any Financed Eligible Loans originated under the Act unless the Issuer is an Eligible Lender, if the Act or Regulations then in effect require the owner or holder of such Financed Eligible Loans to be an Eligible Lender.

                (e) The provisions of this Section are applicable to the Notes and the Issuer Derivative Payments.

        SECTION 10.03. CANCELLATION OF PAID NOTES. Any Notes which have been paid or purchased by the Issuer, mutilated Notes replaced by new Notes, and any temporary Note for which definitive Notes have been delivered shall (unless otherwise directed by the Issuer by Issuer Order) forthwith be cancelled by the Trustee and, except for temporary Notes, returned to the Issuer.

                                   ARTICLE XI

                                   TERMINATION

        SECTION 11.01. TERMINATION OF THE TRUST.

                (a) The trust created by this Indenture (the "Trust") shall terminate upon the earlier of (i) the later of (A) payment to the Registered Owners and to the Trustee of all amounts required to be paid to them pursuant to this Indenture and any Supplemental Indenture and the disposition of all property held as part of the Trust Estate or (B) the day following the date on which all reimbursement obligations to the Counterparties, if any, and any other Person as may be provided for in any Supplemental Indenture have been paid in full, (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James) living on the date of this Indenture or (iii) subject to
        Section 11.01(d), upon the occurrence of a Liquidation Event (as hereinafter defined). The Issuer shall promptly notify the Trustee of any prospective termination pursuant to this Section 11.01.

                (b) Notice of any prospective termination, specifying the Note Payment Date for payment of the final distribution and requesting the surrender of the Notes for cancellation, shall be given promptly by the Trustee by letter to Registered Owners mailed not less than 10 nor more than 15 days preceding the specified Note Payment Date stating (i) the Note Payment Date upon which final payment of the Notes shall be made,
        (ii) the amount of any such final payment, and (iii) the location for presentation and surrender of the Notes. Payment of the final distribution which shall be made only upon presentation and surrender of the Notes at the corporate trust office of the Trustee specified in the notice.

                (c) A "Liquidation Event" shall be deemed to have occurred, subject to Section 11.01(d), upon Dissolution of the Issuer.

                (d) The Issuer shall not voluntarily take any action that would cause it to be deemed dissolved within the meaning of this Article XI.

               In the event of the Dissolution of the Issuer or any action that would cause the Issuer to cease being deemed a general partner of the Trust if the Trust were deemed a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act, and the Issuer's interest were deemed to represent the sole general partnership interest in such a partnership, the Trust shall terminate 90 days after the date of such event and its assets liquidated in accordance with Section 11.01(e) unless both of the following occur:

                        (i) the Registered Owners representing Registered Owner
                Approval, as defined in Section 6.01 hereof, inform the Trustee in writing before the end of such 90 day period that they disapprove of the liquidation of the assets of the Trust; and

                        (ii) the Issuer, the Trustee and the Counterparties, if
                any, shall receive an opinion of counsel to the effect that the continuation of the Trust shall not cause the Trust to be treated as an association taxable as a corporation for federal income tax purposes.

                (e) Upon receipt by the Trustee from the Issuer of notice of the occurrence of a Liquidation Event (as defined in Section 11.01(c)), the Trustee shall, subject to the direction of the Registered Owners constituting Registered Owner Approval (provided that, if Registered Owners constituting Registered Owner Approval shall not have provided such direction to the Trustee within 30 days of the Trustee having sent a written request for such direction to the Registered Owners, the Trustee shall proceed without such direction) sell the remaining assets of the Trust Estate, if any, at public or private sale, in a commercially reasonable manner and on commercially reasonable terms. The Issuer agrees to cooperate with the Trustee to effect any such sale, including by executing such instruments of conveyance or assignment as shall be necessary or required by the purchaser. Proceeds of sale, net of expenses, shall be treated as collections on the assets of the Trust and shall be deposited into the Collection Fund. On the next Note Payment Date the Trustee shall cause to be paid to Registered Owners and the Issuer amounts distributable on such Note Payment Date pursuant to
        Article V. Following the termination of the Trust, all right, title and interest in and to the Financed Eligible Loans and other property and funds in the Trust Estate (other than funds on deposit in certain accounts for the payment of expenses) shall be conveyed and transferred to the Issuer.

        SECTION 11.02. NOTICE. The Trustee shall give notice of termination of the Trust to the Issuer and each Rating Agency.

                                  ARTICLE XII

                             REPORTING REQUIREMENTS

        SECTION 12.01. ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will cause each Servicer to deliver to the Administrator, each Rating Agency, the Trustee and the Issuer, on or before March 15 of each year, beginning with March 15, 2004, a certificate dated as of December 31 of the preceding year stating that
(a) a review of the activities of the Servicer during the preceding calendar year (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 2003) and of its performance under the Servicing

Agreement has been made under the supervision of the officer signing such certificate; and (b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the Servicing Agreement throughout such year, or, there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and statue thereof.

SECTION 12.02. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. Within 75 days of the end of each Servicer's regular fiscal-year or calendar-year audit period, the Issuer shall cause each Servicer, at its expense, to cause a firm of independent public accountants to furnish a statement to the Administrator, each Rating Agency, the Issuer and the Indenture Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Financed Eligible Loans (during the preceding year) in compliance with the standards for Compliance Audits Attestation Engagements for Lenders and Lender Servicers Participating in the Federal Family Education Loan Program and that, on the basis of such examination, such servicing has been conducted in compliance with such servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, requires it to report and which are set forth in such report.

        SECTION 12.03. ADMINISTRATOR'S CERTIFICATE. Each month, not later than the fifteenth day of each month, the Issuer shall deliver to the Trustee, an Officer's Certificate certifying to the accuracy of the monthly statement contemplated by Section 12.04.

        SECTION 12.04. STATEMENTS TO NOTEHOLDERS. On or before the fifteenth day of each month, the Issuer shall provide to the Trustee (with a copy to the Rating Agencies) for the Trustee to forward within five days of receipt to each Registered Owner, a statement setting forth at least the following information with respect to the preceding month, to the extent applicable;

                (a) the amount of payments with respect to each series and class of Notes paid with respect to principal during the preceding month;

                (b) the amount of payments with respect to each series and class of Notes paid with respect to interest during the preceding month;

                (c) the amount of the payments allocable to any Registered Owners' interest carryover, if any, together with any remaining outstanding amount of each thereof;

                (d) the principal balance of Financial Eligible Loans as of the close of business on the last day of the preceding month;

                (e) the aggregate outstanding principal amount of the Notes of each series and class as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under clause (a) above;

                (f) the interest rate for any series and class of variable rate Notes, indicating such interest rate is calculated;

                (g) the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

                (h) the amount of the Program Expenses, Realized Losses, the Auction Agent Fees, Market Agent Fees, Calculation Agent Fees and the Trustee Fees, if any, allocated as of the close of business on the last day of the preceding month;

                (i) the amount of the recoveries of principal and interest received during the preceding month relating to Financed Eligible Loans;

                (j) the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

                (k) the portion, if any, of the payments attributable to amounts on deposit in the Acquisition/Redemption Fund;

                (l) the aggregate amount, if any, paid by the Trustee to acquire Eligible Loans from amounts on deposit in the Acquisition/Redemption Fund during the preceding month;

                (m) the amount remaining in the Acquisition/Redemption Fund that has not been used to acquire Eligible Loans and is being transferred to the Collection Fund, if any;

                (n) the aggregate amount, if any, paid for Financed Eligible Loans purchased from the Trust during the preceding month;

                (o) the number and principal amount of Financed Eligible Loans, as of the close of business on the last day of the preceding month, that are (i) 30 to 60 days delinquent, (ii) 61 to 90 days delinquent, (iii) 91 to 120 days delinquent, (iv) more than 120 days delinquent and (v) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment; and

                (p) the Aggregate Market Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month.

        Each amount set forth pursuant to paragraph (a), (b), (g) and (h) above shall be expressed as a dollar amount per Authorized Denomination of a Note. A copy of the statements referred to above may be obtained by any Registered Owner by a written request to the Trustee, addressed to its corporate trust office.

        IN WITNESS WHEREOF, the Issuer has caused this Indenture to be executed in its corporate name and behalf by its President, and the Trustee, to evidence its acceptance of the trusts hereby created, has caused this Indenture to be executed in its corporate name and behalf, all in multiple counterparts, each of which shall be deemed an original, and the Issuer and the Trustee have caused this Indenture to be dated as of the date herein above first shown.

                                     NELNET EDUCATION LOAN FUNDING, INC.



                                     By
                                        ----------------------------------------
                                     Name
                                          --------------------------------------
                                     Title
                                           -------------------------------------


                                     WELLS FARGO BANK MINNESOTA, NATIONAL
                                     ASSOCIATION, as Trustee



                                     By
                                        ----------------------------------------
                                         [Name][Title]

                                    EXHIBIT A

                      ELIGIBLE LOAN ACQUISITION CERTIFICATE


        This Eligible Loan Acquisition Certificate is submitted pursuant to the provisions of Section 5.02 of the Indenture of Trust, dated as of __________, 2003, as amended (the "Indenture"), between Nelnet Student Loan Funding, Inc. (the "Issuer") and Wells Fargo Bank Minnesota, National Association, as Trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the same meanings given to such terms in the Indenture. In your capacity as Trustee, you are hereby authorized and requested to disburse to _________________ (the "Lender") the sum of $____________ (or, in the case of an exchange, the Eligible Loans listed in Exhibit A hereto) for the acquisition of Eligible Loans. With respect to the Eligible Loans so to be acquired, the Issuer hereby certifies as follows:

        1. The Eligible Loans to be acquired are those specified in Schedule A attached hereto (the "Acquired Eligible Loans"). The remaining unpaid principal amount of each Acquired Eligible Loan is as shown on such Schedule A.

        2. The amount to be disbursed pursuant to this Certificate does not exceed the amount permitted by Section 5.02 of the Indenture (or, if a Financed Eligible Loan is being sold in exchange for an Acquired Eligible Loan under the Indenture, the aggregate unpaid principal amount of, and accrued interest on, such Financed Eligible Loan does not exceed the amount permitted by Section 5.02 of the Indenture).

        3. Each Acquired Eligible Loan is an Eligible Loan authorized so to be acquired by the Indenture.

        4. You have been previously, or are herewith, provided with the following items (the items listed in (a), (b), (c), (d) and (f) have been received and are being retained, on your behalf, by the Issuer or the Servicer):

               (a) a copy of the Student Loan Purchase Agreement between the Issuer and the Eligible Lender with respect to the Acquired Eligible Loans (original copy maintained on file with the Issuer on behalf of the Trustee);

               (b) with respect to each Insured Loan included among the Acquired Eligible Loans, the Certificate of Insurance relating thereto;

               (c) with respect to each Guaranteed Loan included among the Acquired Eligible Loans, a certified copy of the Guarantee Agreement relating thereto;

               (d) an opinion of counsel to the Issuer specifying each action necessary to perfect a security interest in all Eligible Loans to be acquired by the Issuer pursuant to the Student Loan Purchase Agreements in favor of the Trustee in the manner provided for by the provisions of 20 U.S.C. ss. 1087-2(d)(3) or 20 U.S.C. ss. 1082(m)(1)(D)(iv), as
        applicable, (you are authorized to rely on the advice of a single blanket opinion of counsel to the Issuer until such time as the Issuer shall provide any amended opinion to you);

               (e) a certificate of an Authorized Representative of the Issuer to the effect that (i) the Issuer is not in default in the performance of any of its covenants and agreements made in the Student Loan Purchase Agreement relating to the Acquired Eligible Loans; (ii) with respect to all Acquired Eligible Loans which are Insured, Insurance is in effect with respect thereto, and with respect to all Acquired Eligible Loans which are Guaranteed, the Guarantee Agreement is in effect with respect thereto; and (iii) the Issuer is not in default in the performance of any of its covenants and agreements made in any Contract of Insurance or the Guarantee Agreement applicable to the Acquired Eligible Loans; and

               (f) instruments duly assigning the Acquired Eligible Loans to the Trustee.

        5. The Issuer is not, on the date hereof, in default under the Indenture or in the performance of any of its covenants and agreements made in the Student Loan Purchase Agreement relating to the Acquired Eligible Loans, and, to the best knowledge of the Issuer, the Eligible Lender is not in default under the Student Loan Purchase Agreement applicable to the Acquired Eligible Loans. The Issuer is not aware of any default existing on the date hereof under any of the other documents referred to in paragraph 4 hereof, nor of any circumstances which would reasonably prevent reliance upon the opinion of counsel referred to in paragraphs 4(d) hereof.

        6. All of the conditions specified in the Student Loan Purchase Agreement applicable to the Acquired Eligible Loans and the Indenture for the acquisition of the Acquired Eligible Loans and the disbursement hereby authorized and requested have been satisfied; provided that the Issuer may waive the requirement of receiving an opinion of counsel from the counsel to the Lender.

        7. If a Financed Eligible Loan is being sold in exchange for an Acquired Eligible Loan, the final expected maturity date of such Acquired Eligible Loan shall be substantially similar to that of the Financed Eligible Loan being sold and such sale and exchange shall not adversely affect the ability of the Trust Estate to make timely principal and interest payments on its Obligations.

        8. With respect to all Acquired Eligible Loans which are Insured, Insurance is in effect with respect thereto, and with respect to all Acquired Eligible Loans which are Guaranteed, the Guarantee Agreement is in effect with respect thereto.

        9. The Issuer is not in default in the performance of any of its covenants and agreements made in any Contract of Insurance or the Guarantee Agreement applicable to the Acquired Eligible Loans.

        10. The proposed use of moneys in the Acquisition/Redemption Fund is in compliance with the provisions of the Indenture.

        11. The undersigned is authorized to sign and submit this Certificate on behalf of the Issuer.

        12. Eligible Loans are being acquired at a price which permits the results of the cash flow analyses provided to the Rating Agencies on the Date of Issuance to be sustained.

        WITNESS my hand this _____ day of ___________.

                                    NELNET EDUCATION LOAN FUNDING, INC.



                                    By
                                       -----------------------------------------
                                    Name
                                         ---------------------------------------
                                    Title
                                          --------------------------------------

                                    EXHIBIT B

                              FORM OF ISSUER ORDER


                       NELNET EDUCATION LOAN FUNDING, INC.

Issuer Order for the transfer of moneys from the Collection Fund to the Operating Fund pursuant to Section 5.03 of the Indenture.

                              [__________ __, 200_]

        To: Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Trustee") under the Indenture of Trust, dated as of ____________, 2003, between Nelnet Education Loan Funding, Inc. (the "Issuer") and the Trustee, as supplemented from time to time (the "Indenture")

Ladies and Gentlemen:

        Pursuant to Section 5.03 of the Indenture, you hereby are authorized and directed to transfer moneys in the Collection Fund, on _________ __, 20__, to the Operating Fund, subject to Section 5.05 of the Indenture.

        The Issuer hereby certifies that the amount so transferred (a) does not exceed the amount budgeted by the Issuer as Program Expenses for such Fiscal Year with respect to the Notes, (b) does not exceed the amount designated therefore in the cash flows provided to each Rating Agency and (c) is in compliance with the provisions of the Indenture and each Supplemental Indenture.

                                       Very truly yours,

                                       NELNET EDUCATION LOAN FUNDING, INC.



                                       By
                                          --------------------------------------
                                       Name
                                            ------------------------------------
                                       Title
                                             -----------------------------------

Dated:  [__________ __, 200_]